Registration Nos. 333-90085


                                                                       811-09679

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933                  ---

                         PRE-EFFECTIVE AMENDMENT NO. ___             ---
                         POST-EFFECTIVE AMENDMENT NO. 7               X
                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940              ---

                                 AMENDMENT NO. 8                      X

                        (Check appropriate box or boxes)

                                 ADELANTE FUNDS
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

       803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233-2301
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                             Constance Dye Shannon
                            UMB Fund Services, Inc.
                        803 West Michigan Street, Suite A
                           Milwaukee, Wisconsin 53233

                                    Copy to:
                              Elizabeth Shea Fries
                              Goodwin Procter LLP
                                 Exchange Place
                             Boston, MA 02109-2881
--------------------------------------------------------------------------------
                    (Name and Address of Agent for Service)

 As soon as practicable after the effective date of this Registration Statement
--------------------------------------------------------------------------------
                 (Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective (check appropriate box):

      Immediately upon filing pursuant       X   On May 31, 2005 pursuant to
---   to paragraph (b)                      ---  paragraph (b)

      60 days after filing pursuant to           On (date) pursuant to
---   paragraph (a)(1)                      ---  paragraph (a)(1)

     75 days after filing pursuant to            On (date) pursuant to
---  (a)(2) of Rule 485                     ---  paragraph (a)(2) of Rule 485

If appropriate, check the following box:

      This post-effective amendment designates a new effective date for a
---   previously filed post-effective amendment.

                         ADELANTE CAPITAL MANAGEMENT LLC
                                 ADELANTE FUNDS


                            ADELANTE U.S. REAL ESTATE


                                 SECURITIES FUND


                           CLASS K AND CLASS Y SHARES


                        ------------------------------


                                   PROSPECTUS



                                  MAY 31, 2005



  The Securities and Exchange Commission (the "SEC" or "Commission") has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS


                                                                            Page



KEY INFORMATION ABOUT ADELANTE FUNDS.........................................1

ADELANTE U.S. REAL ESTATE SECURITIES FUND....................................2
      Investment Objective...................................................2
      Principal Investment Strategy..........................................2
      Principal Risk Factors.................................................3


FUND PERFORMANCE.............................................................5

FEES AND EXPENSES OF THE FUND................................................7
      Shareholder Fees (Fees Paid Directly from Your Investment).............7
      Fees and Expenses......................................................7
      Example................................................................8

ADDITIONAL INFORMATION REGARDING INVESTMENT PRACTICES........................9
      Companies Principally Engaged in the U.S. Real Estate Industry.........9
      Mortgage and Hybrid REITs..............................................9
      REOCs..................................................................9
      Restricted Securities..................................................9
      Temporary Defensive Investing..........................................10
      Cash Position..........................................................10

INVESTMENT MANAGEMENT........................................................11


      Adelante Capital Management LLC........................................11
      Portfolio Manager......................................................11


BUYING AND SELLING SHARES....................................................13
      Before You Invest......................................................13
      Distribution and Service Fees -- Class K Shares (12b-1 Plan)...........14
      How to Purchase Shares.................................................15
      To Open an Account.....................................................16
      To Add to an Existing Account..........................................16
      Customer Identification Program........................................18
      Additional Purchase Information........................................18
      How to Sell Shares.....................................................18
      Additional Redemption Provisions.......................................20
      Making Changes to Your Account.........................................21

SPECIAL FEATURES AND SERVICES................................................23
      Retirement Account Options.............................................23
      ACH Transactions.......................................................23

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      Automated Telephone Service............................................23
      Automatic Investment Plan (AIP) (Class K Shares Only)..................23

OTHER SHAREHOLDER INFORMATION................................................25
      Shareholder Communications.............................................25
      Transactions through Financial Services Agents and Sub-Agents..........25

DIVIDENDS, DISTRIBUTIONS AND TAXES...........................................27
      Dividends and Distributions............................................27
      Taxes..................................................................27

FINANCIAL HIGHLIGHTS.........................................................29

KEY INFORMATION ABOUT ADELANTE FUNDS

This Prospectus contains important information for anyone interested in investing in the Class K or Class Y shares of Adelante U.S. Real Estate Securities Fund (the "Fund"), a series of Adelante Funds (the "Trust"). Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of the Fund on your own goals, risk preferences and investment time horizons.

ADELANTE U.S. REAL ESTATE SECURITIES FUND


Investment Objective

The Fund's objective is total return from a combination of dividend income and long-term growth. The Fund's investment objective may be changed without shareholder approval.

Principal Investment Strategy

The Fund seeks to achieve its objective by investing at least 85% of its assets in equity securities of companies principally engaged in the U.S. real estate industry. The Fund will provide shareholders 60 days' notice prior to any change in this policy.


Adelante Capital Management LLC ("Adelante"), the Fund's adviser (the "Adviser"), manages the Fund's day-to-day investment activity. The process of selecting portfolio positions is a two-part process involving both an analysis of property sectors or types (a top-down approach) and an analysis of individual companies within the selected property sectors (a bottom-up approach). Property sectors are defined by the manner in which property is used. Examples of property sectors include office buildings, apartment complexes, shopping malls and industrial parks.

First, the top-down process is used to identify promising investments in the U.S. real estate market by property type. In conducting this analysis, Adelante relies on proprietary real estate transaction databases, supply and demand forecasts for various property types such as residential, commercial and industrial real estate and local market intelligence from an extensive network of contacts around the country engaged in various aspects of the real estate industry and its own subjective views for the market for real estate and real estate securities. The Fund ordinarily expects to be invested in at least four property sectors within the real estate market but, if conditions warrant, may focus its investments more narrowly. While the Fund may invest in any property sector, Adelante currently focuses on what it has identified as the core sectors of the U.S. real estate market - office, industrial, retail and multi-family. The property types identified through the top-down process yield a universe of companies from which Adelante then selects Fund investments. Adelante evaluates potential investments based on a variety of factors including overall investment strategy, value of underlying properties, strength of company management, fundamental analysis of financial statements and yields.

A substantial portion of the Fund's portfolio at any given time will normally be invested in real estate investment trusts ("REITs"). Furthermore, the Fund expects under normal circumstances to invest principally in what are known as "equity REITs". An equity REIT owns or leases real estate and realizes a return on its holdings primarily from rental income although it may also realize gains (or losses) by selling properties in its portfolio. Equity REITs generally exercise some degree of control over the operational aspects of their real estate investments, lease terms and property maintenance and repair.


   o REITs invest shareholder capital in real estate-related loans, interests or securities. A REIT generally is not taxed on income distributed to shareholders if it complies with certain federal tax requirements relating primarily to its organization, ownership, assets and income and, further, if it distributes the vast majority of its taxable income to shareholders each year. As a consequence, REITs generally focus on income-producing real estate investments.


      The Fund expects its investments to be primarily in companies contained in the Dow Jones Wilshire REIT Index (the "DJ Wilshire Index") having market capitalizations that fall in the upper two thirds of the range of market capitalizations represented in the DJ Wilshire Index. These companies include those with large, medium and small capitalizations.

   o The DJ Wilshire Index is an unmanaged securities index designed to measure the performance of U.S. publicly traded REITs. The composition of the DJ Wilshire Index is determined by Wilshire Associates Incorporated and includes REITs representing a variety of property types. The DJ Wilshire Index currently consists entirely of equity REITs. As of March 31, 2005, 93 securities were included in the DJ Wilshire Index, with a total market capitalization of approximately $212 billion.


Under normal market circumstances, the Fund's portfolio turnover is anticipated to be low, not exceeding 80% per year.

Principal Risk Factors

The principal risks of investing in the Fund are the risks generally associated with investing in stocks and the risks specific to investing in the real estate industry. Fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC. The Fund's share price will fluctuate, and it is possible to lose money by investing in the Fund.

   o Risks of Investing in Stocks. A company's stock price may fluctuate due to circumstances unique to that company. For example, a company's business prospects may affect its stock price. If investors believe the company's business prospects are good, they will generally be willing to pay higher prices for its stock. If these expectations are not met, or if expectations are lowered, the price of the securities will tend to drop. A stock's price will also tend to rise and fall as a result of investors' perceptions of the market as a whole. In other words, if the stock market drops in value, the value of the Fund's portfolio of investments is also likely to decrease in value. The increase or decrease in the value of the Fund's investments in response to this phenomenon may be proportionally more or less than the increase or decrease in the value of the market. The share prices of stock issued by medium capitalization issuers will generally fluctuate more than those of large capitalization issuers, and the share prices of small capitalization issuers will generally fluctuate more than those of medium and large capitalization issuers. To the extent the Fund invests in small and medium capitalization issuers, the Fund's share price may be more volatile than if the Fund restricted its portfolio to large capitalization issuers.

   o Risks of the Real Estate Industry. The stock prices of companies in the real estate industry are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, which could negatively affect their value.

   o Risks of REITs. REITs are dependent upon specialized management skills. They also have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Furthermore, some REITs have relatively small market capitalizations, which tends to increase the volatility of their securities.

   o Industry Concentration. Because the Fund concentrates its investments in real estate securities, it may be subject to greater risks and market fluctuations than a fund representing a broader range of industries. In addition, market performance tends to be cyclical and, in the various cycles, certain industries and investment approaches may fall in and out of favor. If the market does not currently favor the real estate industry or the Fund's investment approach, the Fund's gains may not be as big or its losses may be bigger than those of other equity funds investing in different industries or using different investment approaches.

   o Non-diversified Status. The Fund is not "diversified" within the meaning of the Investment Company Act of 1940, as amended ("1940 Act"). This means that, compared with "diversified" funds, it may invest a relatively greater portion of its assets in any single issuer. As a result, the Fund may be more susceptible to negative developments affecting a single issuer.

FUND PERFORMANCE

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. The chart and table assume that all dividend and capital gain distributions have been reinvested. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                              ANNUAL TOTAL RETURNS
                                    (CLASS K)

2001       10.88%
2002        4.74%
2003       32.47%
2004       31.15%


Best Quarter (4th Quarter 2004): 15.19%

Worst Quarter (1st Quarter 2005):  -7.77%

Most Recent Quarter (Jan. - Mar. 2005):  -7.77%

AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2004)

                                                            (Inception: 2/16/00)
                                                            --------------------
                                                     1 year      Life of Fund
                                                     ------      ------------
CLASS K

Return Before Taxes                                  31.15%         22.51%
Return After Taxes on Distributions                  28.10%         19.98%

Return After Taxes on Distributions and              21.61%         18.32%
Sale of Fund Shares


CLASS Y

Return Before Taxes                                  31.60%         22.96%

-------------------------------------------------------------------------------

S&P 500(R) Index                                     10.88%         -1.44%
(reflects no deductions for fees, expenses or taxes)

DJ Wilshire REIT Index                               33.18%         23.28%
(reflects no deductions for fees, expenses or taxes)

The Standard & Poor's 500(R) Index (S&P 500(R) Index) is an unmanaged index of common stocks generally considered to be representative of broad U.S. stock market performance.

The DJ Wilshire REIT Index is an unmanaged index designed to measure the performance of U.S. publicly traded REITs. The returns of the DJ Wilshire REIT Index are shown to allow comparison of the Fund's performance to the returns of an index of securities similar to those in which the Fund invests.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund offers Class K and Class Y shares in this Prospectus. After-tax returns are shown for only the Class K shares of the Fund. After-tax returns for the Class Y shares will vary from those of the Class K shares.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees Paid Directly from Your Investment)

CLASS K AND CLASS Y SHARES

Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of the offering price)             None
Maximum Deferred Sales Charge (Load)                  None
Maximum Sales Charge (Load) Imposed on
  Reinvested Dividends and Other Distributions        None
Redemption Fee                                        None*
Exchange Fee                                          None


Fees and Expenses

CLASS K SHARES

Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fee                                          0.80%
Distribution and Service (12b-1) Fees                   0.25%
Other Expenses                                          1.05%
                                                        -----
Total Annual Fund Operating Expenses**                  2.10%
Fee Waivers and/or Expense Reimbursement                0.85%
                                                        -----
Net Expenses                                            1.25%
                                                        =====

CLASS Y SHARES
Annual Fund Operating Expenses (expenses deducted from Fund assets)
Management Fee                                          0.80%
Distribution and Service (12b-1) Fees                    None
Other Expenses                                          1.08%
                                                        -----
Total Annual Fund Operating Expenses**                  1.88%
Fee Waiver and/or Expense Reimbursement                 0.91%
                                                        -----
Net Expenses                                            0.97%
                                                        =====

* A $15 fee will be deducted from the redemption proceeds distributed by wire transfer. A $15 fee will be deducted from the redemption proceeds sent via overnight delivery.
      A $12.50 fee will be deducted from the proceeds of a redemption from an IRA account.

** The Adviser has contractually agreed to limit the Total Annual Fund Operating Expenses excluding interest, taxes, brokerage commissions and other investment related costs and extraordinary expenses to 1.25% and Class Y shares to 0.97% through August 25, 2006, subject to later
      reimbursement by the Fund in certain circumstances.   The Adviser has
      contractually agreed that in the event that the foregoing expense limitations are not renewed, the Adviser will limit the Total Annual Fund Operating Expenses for both Class K and Class Y Shares to 2.25% through January 31, 2011.


Example

The following Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     1 Year          3 Years         5 Years        10 Years
                     ------          -------         -------        --------


Class K               $127            $518            $ 993          $2306
Class Y               $ 99            $440            $ 869          $2064

The Example reflects the effect of the contractual expense limitations described above and assumes that the expense limitation currently in effect is succeeded on August 25, 2006 by the expense limitation ending January 31, 2011.

ADDITIONAL INFORMATION REGARDING INVESTMENT PRACTICES

Companies or issuers in the U.S. real estate industry in which the Fund may invest include among others: "REITs", companies that invest in interests in real estate, real estate developers and brokers, real estate operating companies ("REOCs"), companies with substantial real estate holdings (such as hotel companies and land-holding companies), as well as companies whose products and services are significantly related to the real estate industry such as building supply manufacturers, mortgage lenders and mortgage servicing companies.

Companies Principally Engaged in the U.S. Real Estate Industry


For purposes of the Fund's investment policies, a company is considered to be principally engaged in the U.S. real estate industry if Adelante determines that the company (i) derives at least 50% of its revenues or profits from the ownership, renting, leasing, construction, management, development, financing or sale of commercial, industrial and residential real estate or related interests or (ii) has at least 50% of the value of its assets invested in U.S. commercial, industrial and residential real estate. Equity securities include common stock, preferred stock, partnership interests and other instruments evidencing an ownership interest in an issuer as well as rights, warrants and securities convertible into equity securities.


Mortgage and Hybrid REITs

In addition to equity REITs, there are two other generally recognized categories of REITs -- mortgage REITs and hybrid REITs. A mortgage REIT invests primarily in loans secured by real estate and derives its income primarily from interest payments on its mortgage loans. A hybrid REIT combines the characteristics of both equity REITs and mortgage REITs, generally by holding both ownership and mortgage interests in real estate.

REOCs

The Fund may invest in REOCs from time to time. Like REITs, REOCs may invest in, own and manage real estate properties. REOCs do not, however, elect to qualify for the federal income tax treatment accorded REITs. As a consequence, REOCs generally offer investment potential more from capital growth and less from dividend income than do REITs.

The following investments and investment practices are not part of the Fund's principal investment strategy, but may nonetheless play a role in the Fund's portfolio.

Restricted Securities

The Fund may purchase restricted securities. Any security whose resale is restricted can be difficult to sell at a desired time and price. Owning a large percentage of restricted securities could hamper the Fund's ability to raise cash to meet redemptions. Also, in the absence of an established securities market, the Fund may have to estimate the value of restricted securities it holds which adds a subjective element to valuation of the Fund.

Temporary Defensive Investing

During unusual market conditions, the Fund may temporarily place up to 100% of its total assets in cash or high quality short-term debt securities including repurchase agreements. Defensive investing may prevent the Fund from achieving its investment objective.

Cash Position

As a means of maintaining consistent investment performance and preserving capital in adverse market conditions, the Fund may invest up to 15% of its assets in cash or cash equivalents. These investments may include repurchase agreements, which involve the Fund's buying securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

The Fund's objective, practices and policies may be changed by the Fund's Board of Trustees without shareholder approval, as permitted by applicable law.

INVESTMENT MANAGEMENT


Adelante Capital Management LLC

Adelante Capital Management LLC, 1995 University Avenue, Suite 225, Berkeley, California 94704, serves as the Fund's adviser and is responsible for overall management of the Fund's affairs and the Fund's day-to-day investment program. Adelante is wholly owned by a holding company controlled by Michael A. Torres, the Fund's portfolio manager, CEO of Adelante and President and Trustee of the Trust, and members of his immediate family. As of March 31, 2005, assets under management were approximately $3.0 billion. Adelante is a research driven investment management firm managing assets principally on behalf of institutional investors. Adelante uses both a top-down and a bottom-up approach to construct the investment portfolios it manages.


The Fund pays an annual fee of 0.80% of its average daily net assets for the services provided by the Adviser.


The Adviser has contractually agreed to limit the Fund's total operating expenses excluding interest, taxes, brokerage commissions and other investment related costs and extraordinary expenses to 1.25% of the average daily net assets for the Fund's Class K shares and 0.97% of the average daily net assets for the Fund's Class Y shares through August 25, 2006. With respect to each waiver or reimbursement in connection with maintaining the foregoing expense limitations, the Fund is obligated to repay the amount waived or reimbursed for a share class to the extent that repayment would not cause the total operating expenses for the year in which the repayment is made to exceed 1.25% of average daily net assets for the Fund's Class K shares and 0.97% of average daily net assets for the Fund's Class Y shares. The Fund's repayment obligation with respect to a particular waiver or reimbursement ends with the third anniversary of the waiver or reimbursement. The Adviser has contractually agreed that in the event that the foregoing expense limitation for Class K shares or Class Y shares is not renewed, the Adviser will, through January 31, 2011, limit Total Annual Fund Operating Expenses for that class of shares to 2.25%. As a consequence of expense limitations in effect during the fiscal year ended January 31, 2005, the Fund paid no fees to the Adviser for its services during that period.

Prior to August 25, 2004, Lend Lease Real Estate Investments, Inc. ("LLREI") served as the adviser responsible for the overall administration of the Fund's affairs and Lend Lease Rosen Real Estate Securities LLC ("LLR"), as Adelante was formerly known, served as the Fund's sub-adviser responsible for the Fund's day-to-day investment program. Under the prior advisory agreement, the Fund paid an annual fee of 0.80% of average daily net assets to LLREI and LLR for their services. As a consequence of expense limitations in effect during the fiscal year ended January 31, 2005, the Fund paid no fees for the services of LLREI and LLR during that period.


Portfolio Manager


MICHAEL A. TORRES is primarily responsible for the day-to-day management of the Fund and the selection of the Fund's investments. Mr. Torres is Chief Executive Officer of Adelante and has 19 years of real estate and securities research experience. Mr. Torres has been a portfolio manager for Adelante since 1995, and he has been the Fund's portfolio manager since the Fund's inception. Prior to joining Adelante in 1995, Mr. Torres was director of real estate research and a portfolio manager for Wilshire Asset Management. At Wilshire, he created the Wilshire Real Estate Securities Index, widely recognized as the industry's performance benchmark. Mr. Torres developed relationships with many national real estate companies during his five-year tenure with the Prudential Mortgage Capital Company. He has a B.A. in architecture and an M.B.A. in real estate finance from the University of California, Berkeley.

Additional information regarding other accounts managed by Mr. Torres, his compensation and his ownership of Fund shares is available in the Fund's SAI.

BUYING AND SELLING SHARES

Before You Invest

AVAILABLE SHARE CLASSES. The Fund offers investors three different classes of shares -- Class A, Class K and Class Y. Class K and Class Y shares are discussed in this prospectus. Class A shares are not currently offered. The different classes represent interests in the same portfolio of securities, but each class has different expenses and will likely have different share prices. When you buy shares, remember to specify the class of shares you want to buy.

   o Class K Shares. If you buy Class K shares, you will not pay an up-front sales charge or "load", nor will you be subject to a redemption charge. Your Class K shares will, however, be subject to a Distribution and Service Fee. See "Distribution and Service Fee (12b-1 Plan)" for further information.

   o Class Y Shares. If you buy Class Y shares, you will not pay an up-front sales charge or "load", nor will you be subject to a redemption charge or Distribution and Service Fee.

ACCOUNT REGISTRATION. When purchasing shares, you need to select the appropriate form of account registration. There are many different types of mutual fund ownership. How you register your account with the Fund can affect your legal interests, as well as the rights and interests of your family and beneficiaries. You should always consult with your legal and/or tax adviser to determine what form of account registration best meets your needs.

Available forms of registration include:

   o Individual ownership. If you have reached the legal age of majority in your state of residence, you may open an individual account.

   o Joint ownership. Two or more individuals may open an account together as joint tenants with right of survivorship, as tenants in common or as community property.

   o Custodial account. You may open an account for a minor under the Uniform Gift to Minors Act/Uniform Transfers to Minors Act for your state of residence.

   o Business/trust ownership. Corporations, trusts, charitable organizations and other businesses may open accounts.

   o IRAs and other tax deferred accounts. The Fund offers a variety of retirement accounts for individuals and institutions. Please refer to "Retirement Account Options" below for more information about these types of accounts.

ACCOUNT MINIMUMS. You also need to decide how much money to invest. The following chart shows you the minimum amounts that you will need to open or add to certain types of accounts. The Fund may waive the minimum investment amounts at any time.

--------------------------------------------------------------------------------
                                                           Additional Minimum
      Type of Account        Initial Minimum Purchase           Purchase
--------------------------------------------------------------------------------


Regular (individual, joint,  Class K       Class Y       Class K     Class Y
business or trust)           $10,000       $250,000      $250        $10,000

--------------------------------------------------------------------------------
IRA (including spousal,      Class K       Class Y       Class K     Class Y
Roth and SEP)                $1,000        $250,000      $250        $10,000
--------------------------------------------------------------------------------
Gifts to Minors (UTMA/UGMA)  Class K       Class Y       Class K     Class Y
                             $10,000       $250,000      $250        $10,000
--------------------------------------------------------------------------------
Automatic Investment Plan    Class K       Class Y       Class K     Class Y
                             $5,000            *         $250            *

* The Automatic Investment Plan is not available for Class Y shares of the Fund.
--------------------------------------------------------------------------------

DETERMINING YOUR SHARE PRICE. The price at which you purchase and sell the Fund's shares is called the Fund's net asset value ("NAV") per share. The Fund calculates NAV by taking the total value of its assets, subtracting its liabilities, and dividing the total by the number of Fund shares that are outstanding. The Fund calculates its NAV as of the close of trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Exchange is open for trading. The Fund does not calculate NAV on days the Exchange is closed (including national holidays and Good Friday). NAV is determined separately for each class of shares. When you purchase or redeem the Fund's shares, the price you receive will be the next NAV calculated after your transaction request is received in good order by the Fund or financial services agent with the authority to accept orders on the Fund's behalf prior to the close of trading on the Exchange.


The value of the Fund's assets is based on the current market value of its investments. If a portfolio security has a readily available market quotation, the Fund uses that quotation as the security's market value. Under certain circumstances, the value of a security may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees. The Fund will use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the time as of which the Fund calculates its NAV, (3) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security's price has remained unchanged over an extended period of time, or (5) the Adviser determines that a market quotation is inaccurate. A security valued on the basis of an evaluation of its fair value may be valued at a price higher or lower than available market quotations. A security's valuation may differ depending on the method used and the factors considered in determining value pursuant to the Fund's fair value procedures.


Distribution and Service Fees -- Class K Shares (12b-1 Plan)


The Fund has adopted a 12b-1 Plan for its Class K shares under which the Fund may pay up to 0.25% per year of the average daily net assets attributable to Class K shares for certain service and distribution expenses incurred by this class of shares. (This type of plan is named after the rule under the securities law that permits it.) Because 12b-1 Plan fees paid by the Fund are an ongoing expense, they will increase the cost of an investment in the Fund's Class K shares, and over time, may cost an investor in Class K shares more than other types of sales charges.

Frequent Trading Policy

The Fund is not designed for and does not intend to accommodate short-term investors or other investors who engage in frequent purchases and redemptions of Fund shares, commonly referred to as "market timing." The Fund's Board of Trustees has adopted policies and procedures reasonably designed to prevent market timing activities because such activities may be disruptive to the management of the Fund's portfolio and may increase Fund expenses, such as transaction costs, administrative costs and taxes, thereby negatively affecting the Fund's performance. Adelante monitors the trading activities of all Fund accounts maintained directly with the Fund's transfer agent. If Adelante determines that an account shows indications of market timing, it reviews the account's activities more closely, and if Adelante believes the account may be engaged in market timing activity, will take steps designed to prevent market timing by the account, which may include warning the account owner and/or restricting future purchases of Fund shares by the account owner and related accounts. With respect to omnibus accounts maintained by intermediaries, Adelante may ask a financial intermediary to take a range of actions to address underlying accountholder trading activity Adelante believes may be harmful to the Fund, ranging from a warning to the refusal of any further purchases from the accountholder and any related accounts. The Fund reserves the right to refuse a purchase order for any reason and may refuse or limit a purchase request if Adelante believes that an account owner's trading activity may be harmful to the Fund and its shareholders.

Although the Fund will use reasonable efforts to prevent market timing activities, there can be no assurances that these efforts will be successful. For example, although the Fund seeks to apply these policies and procedures uniformly to all accounts, the Fund receives certain purchase, exchange and redemption orders through financial intermediaries that maintain omnibus accounts with the Fund, and as a result, the Fund's ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the willingness of such intermediaries to monitor for these activities.


How to Purchase Shares

You can buy shares directly from the Fund or through a Registered Investment Adviser, a broker-dealer or other institutions that the Fund has authorized to sell shares.

CLASS K SHARES. Class K shares are sold at net asset value per share without an initial sales charge.

CLASS Y SHARES. Class Y shares are sold at net asset value per share without an initial sales charge.

To open an account or buy additional shares from the Fund, just follow these steps:

To Open an Account

By Mail:
--------

o Complete and sign the account application. If you do not complete the application properly, your purchase may be delayed or rejected.


o Make your check payable to "Adelante Funds." The Fund does not accept cash, credit cards, third party checks, travelers checks or checks drawn on banks outside the U.S.


Mail application and check to:


Adelante Funds

PO. Box 1192
Milwaukee, WI  53201-1192

By overnight courier, send to:


Adelante Funds

803 West Michigan Street, Suite A
Milwaukee, WI  53233-2301


By Telephone:
-------------

You may not make your initial purchase by telephone.

By Wire:
--------

o To purchase shares by wire, the Fund must have received a completed application and issued an account number to you. Call 1-877-563-5327 for instructions prior to wiring the funds.


o Send your investment to Adelante Funds with these instructions.


      UMB Bank, n.a.
      ABA #101000695

      For Credit to Adelante Funds

      A/C #9870983966

For further credit to: investor account number; name(s) of investor(s); SSN or TIN; class of Fund.

To Add to an Existing Account

By Mail:
--------

o Complete the investment slip that is included in your account statement, and write your account number on your check.

o If you no longer have your investment slip, please reference your name, account number and address on your check.


o  Make your check payable to "Adelante Funds."


Mail the slip and the check to:


Adelante Funds

P.O. Box 1192
Milwaukee, WI  53201-1192

By Telephone:
-------------

o You automatically have the privilege to purchase additional shares by telephone unless you have declined this service on your account application. You may call 1-877-563-5327 to purchase shares for an existing account.

o Investments made by electronic funds transfer must be in amounts of at least $250 and not greater than $20,000.

By Wire:
--------


Send your investment to Adelante Funds by following the instructions listed above.

If your purchase request is received by the Fund, broker-dealer or other authorized agent before close of trading on the Exchange (typically 4:00 p.m. Eastern time) on a business day, your request will be executed at that day's NAV, provided that your application is in good order. "Good order" means that the Fund has received your properly completed, signed application, your payment, and any supporting legal documentation that may be required. If your request is received after close of trading on the Exchange, it will be priced at the next business day's NAV. Shares purchased by wire will receive the NAV next determined after the Fund receives your completed application and the wired funds. Please ensure the following information is provided in the wire instructions: For further credit to: investor account number; name(s) of investor(s); SSN or TIN; class of Fund.


Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you must provide your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be), and mailing address, if different, as well as your Social Security Number (or Taxpayer Identification Number). Additional information is required for corporations, partnerships, trusts and other entities. Applications without such information will not be considered in good order.

Additional Purchase Information

o All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, money orders, credit cards, credit card checks, travelers checks or third party checks will be accepted.

o  The Fund does not issue certificates for shares.

o If your check does not clear, your purchase will be cancelled. You will be responsible for any resulting losses or expenses (including a $20 fee) incurred by the Fund. The Fund may redeem shares you own in this or another identically registered Fund account as reimbursement for any such losses or expenses.

o You must provide the Fund with a Social Security Number (SSN) or Taxpayer Identification Number (TIN) before your account can be established. If you do not certify the accuracy of your SSN or TIN on your account application, the Fund will be required to withhold Federal income tax from all of your dividends, capital gain distributions and redemptions at a percentage as set forth in applicable IRS rules and regulations.

o Generally, the Fund is offered and sold only to residents of the United States. This prospectus should not be considered a solicitation to buy or an offer to sell shares of the Fund in any jurisdiction where it would be unlawful to do so under the securities laws of that jurisdiction.

o The Fund will not accept your application if you are investing for another person as attorney-in-fact. The Fund will not accept applications that list "Power of Attorney" or "POA" in the registration section.

o Once you place your order, you may not cancel or revoke it. The Fund may reject a purchase order for any reason.

TRANSACTIONS THROUGH FINANCIAL SERVICES AGENTS. In addition to purchasing shares from the Fund, you may invest through a financial services agent. Financial advisers, broker-dealers and other financial services agents may charge transaction and other fees and may set different minimum investments or limitations on buying and selling shares, than those described in the prospectus. In addition, these intermediaries may place limits on your ability to use services the Fund offers.

How to Sell Shares

You may sell your shares of the Fund on any day the Fund is open for business by following the instructions below. You may elect to have redemption proceeds sent to you by check, wire or electronic funds transfer. The Fund normally pays redemption proceeds within two business days, but may take up to seven days. You can redeem shares purchased by check at any time. However, while the Fund will process your redemption on the day it receives your request in good order, it will not pay your redemption proceeds until your check has cleared, which may take up to 10 calendar days from the date of purchase. You can avoid this delay by purchasing shares by a federal funds wire. Please note that this provision is intended to protect the Fund and its shareholders from loss.

By Mail:
--------

o Send a letter of instruction that includes your account number, the dollar value or number of shares you want to sell, and how and where to send the proceeds.

o Sign the request exactly as the shares are registered. All registered owners must sign.

o Include a signature guarantee, if necessary (see "Medallion Signature Guarantees," below).

Mail your request to:


Adelante Funds

PO. Box 1192
Milwaukee, WI  53201-1192


By overnight courier, send to:


Adelante Funds

803 West Michigan Street, Suite A
Milwaukee, WI  53233-2301


By Telephone:
-------------

o You automatically have the privilege to redeem shares by telephone unless you have declined this option on your account application.

o Call 1-877-563-5327, between 8:00 a.m. and 8:00 p.m. Eastern time. You may redeem as little as $1,000 and as much as $20,000 by telephone.

o Telephone redemptions are not available for retirement plan accounts.

By Wire:
--------


o If you choose to redeem your shares by wire, your redemption proceeds will be sent to your bank account of record. A $15 fee will be deducted from your proceeds.


o If you wish to have your redemption proceeds sent by wire to a bank account other than that of record, you must provide a written request signed by all owners of the account with a Medallion signature guarantee.

Redemption requests received in good order before the close of trading on the New York Stock Exchange (typically, 4:00 p.m. Eastern time) will be processed at that day's NAV. "Good order" for redemptions means that you have included all required information and documentation along with any required signature guarantees. Redemption requests sent by facsimile will not be honored.

Please note that the Fund may require additional documents for redemptions by corporations, executors, administrators, trustees and guardians. If you have any questions about how to redeem shares, or to determine if a signature guarantee or other documentation is required, please call 1-877-563-5327.

Additional Redemption Provisions

o Once we receive your order to sell shares, you may not revoke or cancel it. We cannot accept an order to sell that specifies a particular date, price or any other special conditions.

o If you are redeeming from an IRA, please tell us the proper tax withholding on your redemption request. If you did not make a tax election on your IRA application, we will automatically withhold 10% of your redemption proceeds. (The Fund charges $12.50 for a redemption from an IRA account.)

o If your redemption request exceeds the amount that you currently have in your account, your entire account will be redeemed. The automatic purchase plan that you have initiated for the account will be cancelled.

o The Fund reserves the right to suspend the redemption of Fund shares when the securities markets are closed, trading is restricted for any reason, an emergency exists and disposal of securities owned by the Fund is not reasonably practicable, the Fund cannot fairly determine the value of its net assets, or the Commission permits the suspension of the right of redemption or postpones the date of payment of a redemption.

o If the amount you redeem is large enough to affect the Fund's operations or the Fund otherwise deems it desirable or necessary, the Fund may, subject to certain limitations, pay all or a portion of your redemption "in kind." This means that the Fund may pay you in portfolio securities rather than cash. If this occurs, you may incur transaction costs when you sell the securities you receive.

REDEEMING SHARES THROUGH THIRD PARTIES. A broker-dealer, financial institution or other service provider may charge a fee to redeem your Fund shares. If the service provider is the shareholder of record, the Fund may accept redemption requests only from that provider.

TELEPHONE TRANSACTIONS

o In times of drastic economic or market conditions, you may have difficulty selling shares by telephone. The Fund reserves the right to temporarily discontinue or limit the telephone purchase or redemption privileges at any time during such periods. If you are unable to reach the Fund by telephone, please send your redemption request via overnight courier to the address provided above.

o The Fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so. The Fund uses procedures reasonably designed to confirm that telephone redemption instructions are genuine. These may include recording telephone transactions, testing the identity of the caller by asking for account information and sending prompt written confirmations. The Fund may implement other procedures from time to time. If these procedures are followed, the Fund and its service providers will not be liable for any losses due to unauthorized or fraudulent instructions.

MEDALLION SIGNATURE GUARANTEES. The Fund will require the medallion signature guarantee of each account owner to redeem shares in the following situations:

o  to change ownership on your account;

o to send redemption proceeds to a different address than is currently on the account;

o  to have the proceeds paid to someone other than the account's owner;

o to transmit redemption proceeds by federal wire transfer or ACH to a bank other than your bank of record;

o if a change of address request has been received by the transfer agent within the last 30 days; or

o  if your redemption is for more than $20,000.

The Fund requires medallion signature guarantees to protect both you and the Fund from possible fraudulent requests to redeem shares. You can obtain a medallion signature guarantee from participants in a medallion program endorsed by the Securities Transfer Association. Participants are typically commercial banks or trust companies in the United States, brokerage firms that are members of the National Association of Securities Dealers, Inc. or members of the Exchange. Call your financial institution to see if they are a participant in a medallion program. A NOTARY PUBLIC IS NOT AN ACCEPTABLE SIGNATURE GUARANTOR.

SMALL ACCOUNTS. All Fund account owners share the high cost of maintaining accounts with low balances. To reduce this cost, the Fund reserves the right to close an account when a redemption leaves your account balance below $8,000 for Class K shares or $200,000 for Class Y shares, or you discontinue the automatic investment plan before you reach the minimum. We will notify you in writing before we close your account, and you will have 60 days to add additional money to bring the balance up to $8,000 for Class K shares or $200,000 for Class Y shares or to renew your automatic investment plan (available for Class K shares only). This provision does not apply to retirement plan accounts or to UGMA/UTMA accounts.

Making Changes to Your Account

You may call or write the Fund to make changes to your account. Common changes include:

NAME CHANGES. If your name has changed due to marriage or divorce, send the Fund a letter of instruction signed with both your old and new names. Include a certified copy of your marriage certificate or have your signatures guaranteed by a participant in a medallion signature guarantee program.

ADDRESS CHANGES. The easiest way to notify the Fund is to return the stub from a recent confirmation or statement. You can also call 1-877-563-5327 with any changes.

TRANSFER OF ACCOUNT OWNERSHIP. Send the Fund a letter including your account number, the share class, number of shares or dollar amount that are being transferred along with the name, address and Social Security or Taxpayer Identification Number of the person to whom the shares are being transferred. All living registered owners must sign the letter. You will also need to include a medallion signature guarantee. Corporations, businesses and trusts may have to provide additional documents. In order to avoid delays in processing account transfers, please call us at 1-877-563-5327 to determine what additional documents are required.

SPECIAL FEATURES AND SERVICES

Retirement Account Options

The Fund offers a variety of retirement accounts for individuals and organizations. These accounts may offer you tax advantages. For information on establishing retirement accounts, please call 1-877-563-5327. You should consult with your legal and/or tax adviser before you establish a retirement account.

The Fund currently offers the following kinds of retirement accounts:

o  Traditional IRA (including spousal IRA)

o  "Rollover" IRA

o  Roth IRA

o  SEP IRA

The Fund is also available for investment by other retirement plans. Please call 1-877-563-5327 for additional information.

ACH Transactions

If you would like to purchase shares electronically or have redemption proceeds sent directly to your bank account, you must first have certain bank account information on file with us so that funds can be transferred electronically between your Fund account and bank account. You will receive the NAV next calculated after receipt of your instructions in good order prior to the close of trading on the Exchange. There is no charge to you for this procedure. The Fund requires 10 business days to verify your bank information before initiating this privilege. You can establish this privilege by filling out the appropriate section of your account application. If you did not select the electronic purchase or redemption options on your original application, call us at 1-877-563-5327.

Automated Telephone Service

The Fund offers 24-hour, seven days a week access to Fund and account information via a toll-free line. The system provides total returns, share prices and price changes for the Fund and gives you account balances and history (e.g., last transaction, latest dividend distribution). To access the automated system, please call 1-877-563-5327.

Automatic Investment Plan (AIP) (Class K Shares Only)

To make regular investing more convenient, you can open an automatic investment plan with an initial investment of $5,000 and a minimum investment of $250 per month after you start your plan. We will automatically transfer from your checking or savings account the amount you want to invest on any of the following days: the 5th, 10th, 15th, 20th or 25th of each month. There is no charge for this service, but if there is not enough money in your bank account to cover the withdrawal you will be charged $20, your purchase will be cancelled and you will be responsible for any resulting losses or expenses to the Fund. You can terminate your automatic investment plan at any time by calling the Fund at least 10 days before your next scheduled withdrawal date. Your AIP will be terminated in the event two successive mailings we send to you are returned by the U.S. Post Office as undeliverable. If this occurs, you must call or write the Fund to reinstate your AIP. Any changes to the AIP upon reinstatement will require a medallion signature guarantee. To implement this plan, please fill out the appropriate area of your application, or call 1-877-563-5327 for assistance.

OTHER SHAREHOLDER INFORMATION

Shareholder Communications

CONFIRMATIONS. You will receive a confirmation each time you buy or sell Fund shares. Automatic investment plan participants receive quarterly confirmations of all automatic transactions. Please review your confirmation and notify us immediately if there are any discrepancies in the information.

QUARTERLY AND ANNUAL STATEMENTS. You will receive a quarterly statement providing year-to-date information, including all distributions, purchases and redemptions of Fund shares. Your December statement will include a listing of all transactions for the entire year.

SEMI-ANNUAL AND ANNUAL REPORTS. The Fund sends semi-annual and annual reports to its shareholders. These reports provide financial information on your investments and give you a "snapshot" of the Fund's portfolio holdings at the end of its semi-annual and fiscal year periods. Additionally, the annual report discusses the factors that materially affected the Fund's performance for its most recently completed year, including relevant market conditions and the investment strategies and techniques that were used.

PROSPECTUS. Each year, the Fund sends all shareholders a new prospectus. Please read the prospectus and keep it for future reference.

FORM 1099. Each year you will receive a Form 1099-DIV, showing the source of distributions for the preceding year and a Form 1099-B showing any shares you sold during the year.

FORM 1099R. If you received a distribution from an IRA account during the year, you will receive a Form 1099R.

FORM 5498. If you contributed to an IRA during the year, you will receive a Form 5498 verifying your contribution.

Transactions through Financial Services Agents and Sub-Agents

The Fund may authorize one or more broker-dealers or other financial services agents or sub-agents to accept purchase and redemption orders on the Fund's behalf. In these cases, the Fund will be deemed to have received an order when an authorized financial services agent or sub-agent accepts the order, and your order will be priced at the Fund's NAV next computed after it is received in good order by the financial services agent or sub-agent prior to the close of trading on the Exchange. Designated financial services agents and sub-agents are responsible for transmitting accepted orders and payment for the purchase of shares to the transfer agent within the time period agreed upon by them. If payment is not received within the time specified, your transaction may be cancelled, and the financial services agent will be held responsible for any resulting fees or losses.

Disclosure of Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund intends to distribute virtually all of its net investment income and net realized capital gains at least once a year. The Fund will automatically reinvest your dividends and capital gain distributions in additional Fund shares unless you elect on your account application to have them paid to you in cash. If you elect to have your distributions paid in cash, the Fund will send a check to your address of record.

A dividend from net investment income represents the income the Fund earns from dividends and interest paid on its investments, after payment of the Fund's expenses. The Fund intends to pay dividends quarterly. A capital gain is the gain that the Fund recognizes in connection with the sale or disposition of a security that has appreciated in value since it was acquired by the Fund. Each recognized capital gain is either short-term or long-term. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its assets. The short-term or long-term status of any capital gains distribution is determined by how long the Fund has held the underlying security that was sold, rather than how long you have held your Fund shares. The Fund intends to pay capital gains annually, usually in December.

The Fund may also receive distributions of short-term, long-term and unrecaptured Section 1250 capital gains from REITs. To the extent the Fund receives such distributions, such capital gains (including unrecaptured Section 1250 capital gains) will be distributed to shareholders of the Fund.

You will participate in any distributions that the Fund declares starting the day after your purchase of the Fund's shares is effective. Because the REITs the Fund invests in do not provide complete information about the taxability of their distributions until after the calendar year-end, the Fund may not be able to determine how much of its distribution is taxable to shareholders until after the January 31 deadline for issuing Form 1099-DIV. As a result, the Fund may request permission from the Internal Revenue Service each year for an extension of time to issue Form 1099-DIV until February 28.

BUYING A DIVIDEND. Unless you invest through a tax deferred retirement account (such as an IRA), it generally is not to your advantage to buy the Fund's shares shortly before the Fund makes a distribution. This is known as "buying a dividend." Buying a dividend may cost you money in taxes because you will receive, in the form of a taxable distribution, a portion of the money you just invested (even if you elected to have it reinvested in additional Fund shares). To avoid "buying a dividend," check the Fund's proposed distribution schedule before you invest by calling 1-877-563-5327.

Taxes

You will be subject to federal income tax on all Fund distributions regardless of whether you receive them in cash or elect to have them reinvested in Fund shares. Dividend distributions and distributions of the Fund's net short-term capital gains generally are taxable to you as ordinary income. The rules that provide for the taxation of "qualified dividend income" to individuals at net capital gain rates generally will not apply to dividends from the Fund. Dividends paid to corporate investors generally will not be eligible for the dividends received deduction. Distributions of the Fund's net long-term capital gains are taxable to you as long-term capital gains. Distributions of unrecaptured Section 1250 capital gains are taxable at a maximum rate of 25% if you are in the 28% or higher tax bracket.


The REITs in which the Fund invests may generate significant non-cash deductions, such as depreciation on real estate holdings, while having greater cash flow to distribute to their shareholders. If a REIT distributes more cash than its current or accumulated earnings and profits, a return of capital results. Similarly, the Fund may pay a return of capital distribution to you by distributing more cash than its current or accumulated earnings and profits. The cost basis of your shares will be decreased by the amount of returned capital (but not below zero), which may result in a larger capital gain or smaller capital loss when you sell your shares. To the extent such a distribution exceeds your cost basis in your shares, you generally will be treated as realizing taxable gain from the sale or exchange of your shares.


If you sell your shares, any gain or loss generally is a taxable event. You may also be subject to state and local income taxes on dividends, capital gain distributions or capital gains from the sale of Fund shares.

This tax information provides only a general overview but does not address all of the tax issues that may be relevant to you. It does not apply if you invest in a tax deferred retirement account such as an IRA. Please consult your own tax advisor about the tax consequences of a Fund investment based upon your particular circumstances.

                                  FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

FINANCIAL HIGHLIGHTS

For a Fund Share Outstanding
Throughout the Year/Period.



                                             CLASS K         CLASS K         CLASS K          CLASS K          CLASS K
                                           ------------   ------------     ------------     ------------    ------------

                                           YEAR ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED      PERIOD ENDED
                                           JANUARY 31,     JANUARY 31,     JANUARY 31,       JANUARY 31,     JANUARY 31,
                                              2005            2004            2003             2002            2001(1)
                                           ------------   ------------     ------------     ------------    ------------
NET ASSET VALUE, BEGINNING OF
   YEAR/PERIOD                              $     17.23      $    12.76      $    12.91     $     12.55      $   10.00

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                         0.92            0.70            0.64            0.70           0.53
     Net realized and unrealized
        gain/(loss) on investments                 1.82            4.46           (0.19)           0.66           2.58
                                           ------------    ------------    ------------    ------------   ------------

        Total from investment
           operations                              2.74            5.16            0.45            1.36           3.11
                                           ------------    ------------    ------------    ------------   ------------

 DISTRIBUTIONS TO SHAREHOLDERS:
     Dividends from net investment income         (0.52)          (0.58)          (0.55)          (0.66)         (0.54)
     Distributions from capital gains             (1.53)          (0.11)          (0.05)          (0.34)         (0.02)
                                           ------------    ------------    ------------    ------------   ------------

        Total distributions                       (2.05)          (0.69)          (0.60)          (1.00)         (0.56)
                                           ------------    ------------    ------------    ------------   ------------

NET ASSET VALUE, END OF YEAR/PERIOD            $  17.92         $ 17.23          $12.76         $ 12.91        $ 12.55
                                           ============    ============    ============    ============   ============

TOTAL RETURN                                      15.19%          41.21%           3.29%          11.01%        31.33%(2)


SUPPLEMENTAL DATA AND RATIOS:
     Net assets, end of year/period        $ 18,350,017    $ 28,984,996    $ 18,727,963     $13,364,481   $ 11,727,066
     Ratio of expenses to average
        net assets                                 1.25%           1.25%           1.25%           1.25%         1.25%(3)
     Ratio of expenses before waivers
        to average net assets                      2.10%           2.23%           2.75%           2.96%         7.36%(3)
     Ratio of net investment income
        to average net assets                      4.11%           4.75%           5.21%           5.54%         5.02%(3)
     Ratio of net investment income
        before waivers to average net assets       3.26%           3.77%           3.71%           3.83%       (1.09)%(3)
     Portfolio turnover rate                         32%             15%             30%             54%           25%(2)


(1) Commenced operations on February 16, 2000
(2) Not annualized for periods less than a year
(3) Annualized

FINANCIAL HIGHLIGHTS

For a Fund Share Outstanding
Throughout the Year/Period.



                                             CLASS Y         CLASS Y         CLASS Y          CLASS Y          CLASS Y
                                           ------------   ------------     ------------     ------------    ------------

                                           YEAR ENDED      YEAR ENDED       YEAR ENDED       YEAR ENDED      PERIOD ENDED
                                           JANUARY 31,     JANUARY 31,     JANUARY 31,       JANUARY 31,     JANUARY 31,
                                              2005            2004            2003             2002            2001(1)
                                           ------------   ------------     ------------     ------------    ------------

NET ASSET VALUE, BEGINNING OF
   YEAR/PERIOD                              $   17.12         $ 12.64         $  12.78        $  12.40         $ 10.00

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                       0.83            0.70             0.67            0.74            0.66
     Net realized and unrealized
        gain/(loss) on investments               1.96            4.49            (0.17)           0.65            2.49
                                           ------------    ------------    ------------    ------------   ------------

        Total from investment operations         2.79            5.19             0.50            1.39            3.15
                                           ------------    ------------    ------------    ------------   ------------

 DISTRIBUTIONS TO SHAREHOLDERS:
     Dividends from net investment income       (0.57)          (0.60)           (0.59)          (0.67)          (0.72)
     Distributions from capital gains
                                                (1.53)          (0.11)           (0.05)          (0.34)          (0.03)
                                           ------------    ------------    ------------    ------------   ------------

        Total distributions                     (2.10)          (0.71)           (0.64)          (1.01)          (0.75)
                                           ------------    ------------    ------------    ------------   ------------

NET ASSET VALUE, END OF YEAR/PERIOD          $  17.81          $17.12          $ 12.64         $ 12.78          $12.40
                                          =============    ============    ============    ============   ============

TOTAL RETURN                                    15.62%          41.88%            3.69%          11.39%         31.66%(2)


SUPPLEMENTAL DATA AND RATIOS:
     Net assets, end of year/period     $  15,580,015    $ 17,093,188      $ 6,418,537     $ 3,520,190       $ 686,703
     Ratio of expenses to average
        net assets                               0.97%           0.97%            0.97%           0.97%           0.97%(3)
     Ratio of expenses before waivers
        to average net assets                    1.88%           2.06%            2.90%           3.85%          22.69%(3)
     Ratio of net investment income
        to average net assets                    4.41%           5.01%            5.58%           5.82%           5.80%(3)
     Ratio of net investment income
        before waivers to average net assets     3.50%           3.92%            3.65%           2.94%        (15.91)%(3)
     Portfolio turnover rate                       32%             15%              30%             54%             25%(2)



(1) Commenced operations on February 16, 2000
(2) Not annualized for periods less than a year
(3) Annualized

ADELANTE FUNDS


FUND DISTRIBUTOR                         LEGAL COUNSEL
UMB Distribution Services, LLC           Goodwin Procter LLP
803 West Michigan Street, Suite A        Exchange Place
Milwaukee, WI 53233-2301                 Boston, MA 02109


TRANSFER AGENT                           INDEPENDENT REGISTERED PUBLIC
UMB Fund Services, Inc.                  ACCOUNTING FIRM
803 West Michigan Street, Suite A        PricewaterhouseCoopers LLP
Milwaukee, WI 53233-2301                 333 Market Street
                                         San Francisco, CA 94105


CUSTODIAN
UMB Bank, n.a.
928 Grand Blvd.
Kansas City, MO 64106

For More Information

Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information, and its annual and semi-annual reports to shareholders, all of which are available to you free upon request. The Statement of Additional Information is incorporated by reference into (is legally part of) this Prospectus. In the Fund's annual report, you will find discussions of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To request the Fund's Statement of Additional Information, annual report or semi-annual report, or other information about the Fund or to make shareholder inquiries:

      Call:             1-877-563-5327


      Write to:         ADELANTE FUNDS

                        P.O. Box 1192 Milwaukee, WI 53201-1192


      On the internet:  Electronic copies are available on the Fund's website at
                        http://www.adelantecapitalmanagement.com/funds02.html


Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by E-mail request to publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act Registration Number 811-09679.

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR


                                 ADELANTE FUNDS

                  ADELANTE U.S. REAL ESTATE SECURITIES FUND


This Statement of Additional Information describes the Class K and Class Y shares of Adelante U.S. Real Estate Securities Fund (the "Fund") and should be read in conjunction with the current Prospectus describing the class in which you intend to invest. The Fund's Class K and Class Y shares are described in the prospectus dated May 31, 2005. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Because this Statement of Additional Information is not itself a prospectus, you should not make an investment in Fund shares based solely on the information contained herein. You may obtain a Prospectus without charge by calling 1-877-563-5327 or by writing to Adelante Funds, P.O. Box 1192, Milwaukee, Wisconsin 53201-1192.

Portions of the Annual Report dated January 31, 2005 of Adelante Funds (File No. 811-09679) as filed with the Securities and Exchange Commission (the "SEC" or the "Commission") on April 11, 2005, are incorporated herein by reference. A copy of the Annual Report is supplied with this Statement of Additional Information. You may obtain an additional copy of the Annual Report, without charge upon request, by calling 1-877-563-5327.

This Statement of Additional Information is dated May 31, 2005.

                                TABLE OF CONTENTS

                                                                            Page

FUND ORGANIZATION............................................................3
INVESTMENT POLICIES AND PRACTICES............................................3
  Investment Restrictions....................................................3
INVESTMENT STRATEGIES AND RISKS..............................................5
  Temporary Defensive Measures...............................................5
  Non-Diversification........................................................5
  Portfolio Turnover Rate....................................................5
  U.S. Government Obligations................................................6
  Securities of Companies with Limited Operating Histories...................6
  Securities of Smaller Companies............................................6
  Special Situations.........................................................7
  Illiquid and Restricted Securities.........................................7
  Convertible Securities.....................................................8
  Repurchase Agreements......................................................9
  When-Issued and Delayed Delivery Securities...............................10
  Lending of Portfolio Securities...........................................10
  Hedging Transactions......................................................11
  Futures Contracts.........................................................12
  Options...................................................................13
  Limitations and Risks of Derivatives......................................14
MANAGEMENT OF THE FUND......................................................15
TRUSTEES AND OFFICERS.......................................................15
  Trustees and Officers of the Trust........................................15
  Independent Trustees......................................................15
  Interested Trustees.......................................................16
  Officers..................................................................17
  Trustee Share Ownership...................................................17
  Codes of Ethics...........................................................18
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.........................18
INVESTMENT MANAGEMENT AND OTHER SERVICES....................................19
  Adviser...................................................................19

  Approval of Investment Management and Sub-Advisory Agreements.............21

  Administration and Fund Accounting........................................22
  Transfer Agent and Dividend-Paying Agent..................................23
  Custodian.................................................................24
  Distributor...............................................................24
  Proxy Voting Policies and Procedures......................................24
  Legal Counsel.............................................................27

  Independent Registered Public Accounting Firm.............................27

DISTRIBUTION OF SHARES......................................................27
PORTFOLIO TRANSACTIONS AND BROKERAGE........................................29

THE TRUST...................................................................30
CERTAIN FEDERAL INCOME TAXES................................................32
  General...................................................................32
  Taxation of Certain Mortgage REITs........................................33
  Distributions.............................................................33
  Disposition of Shares.....................................................34
  Backup Withholding........................................................34
  Other Taxation............................................................35
PURCHASE, REDEMPTION AND PRICING OF SHARES..................................35
  Determination of Net Asset Value..........................................35
  Reduced Sales Charges.....................................................36
  Retirement Accounts.......................................................36
  Suspension of Redemptions.................................................36
  Redemptions In Kind.......................................................36
  Total Return Information..................................................38
  Average Annual Total Return (before taxes)................................38
  Average Annual Total Return (after taxes on distributions)................39
  Average Annual Total Return (after taxes on distributions and redemptions)40
  Cumulative Total Return...................................................41
MISCELLANEOUS...............................................................43
FINANCIAL STATEMENTS........................................................43

                                FUND ORGANIZATION


Adelante Funds is a non-diversified, open-end, management investment company organized as a Delaware business trust on October 28, 1999 (the "Trust"). The Trust is authorized by its Declaration of Trust to issue an unlimited number of shares of beneficial interest in series and classes. The Trust currently offers one series, Adelante U.S. Real Estate Securities Fund (the "Fund").


                        INVESTMENT POLICIES AND PRACTICES

INVESTMENT RESTRICTIONS

Consistent with the Fund's investment objective, the Fund has adopted certain investment restrictions. Unless otherwise noted, whenever an investment restriction states a maximum percentage of the Fund's assets that may be invested in any security or other asset, such percentage restriction will be determined immediately after and as a result of the Fund's acquisition of such security or other asset.

The Fund's fundamental restrictions cannot be changed without the approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund. Other policies and restrictions set forth in this Statement of Additional Information may be changed by the Trustees without shareholder approval consistent with applicable law.

The following seven numbered limitations are the Fund's fundamental investment restrictions in their entirety. Except as otherwise noted, the Fund may not:

      1. Issue senior securities, except as permitted under the Investment Company Act of 1940, as amended (the "Investment Company Act").

      2. Make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund's investment policies up to 33% of the Fund's total assets taken at market value, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) lend portfolio securities and participate in an interfund lending program with other series of the Trust provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33% of the value of the Fund's total assets.

      3. Purchase the securities of any issuer if, as a result, 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. government securities, are in securities issued by companies primarily engaged in the same industry, except that the Fund will invest more than 25% of its total assets in the real estate industry.

      4. Act as an underwriter or distributor of securities other than shares of the Fund except to the extent that the Fund's participation as part of a group in bidding or by bidding alone, for the purchase of permissible investments directly from an issuer or selling shareholders for the Fund's own portfolio may be deemed to be an underwriting, and except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), by virtue of disposing of portfolio securities.

      5. Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest or deal in real estate or interests therein,
            (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities, and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

      6. Borrow money, except (i) in amounts not to exceed 33% of the value of the Fund's total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) to the extent otherwise permitted by the Investment Company Act or any exemption therefrom granted by the SEC and (v) the Fund may purchase securities on margin to the extent permitted by applicable law. For purposes of this investment restriction, investments in short sales, roll transactions, futures contracts, options on futures contracts, securities or indices and forward commitments, entered into in accordance with the Fund's investment policies, shall not constitute borrowing.

      7. Purchase or sell physical commodities or commodities contracts unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from engaging in transactions involving options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies, or from investing in securities or other instruments backed by physical commodities).

Unless otherwise provided, for purposes of investment restriction (3) above, the term "industry" shall be defined by reference to the SEC Standard Industrial Classification (SIC) Codes set forth in the Directory of Companies Required to File Annual Reports with the Securities and Exchange Commission.

                         INVESTMENT STRATEGIES AND RISKS

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 85% of its assets, plus the amount of any borrowings for investment purposes, in equity securities of companies principally engaged in the U.S. real estate industry. The Fund may not change this policy without providing its shareholders at least 60 days' prior written notice. The Prospectus describes the Fund's investment objective, as well as the principal investment strategies used to achieve that objective and the principal risks associated with such strategies. The following information supplements the discussion about the Fund set forth in the Prospectus under the headings "Key Information About the Fund" and "Other Information Regarding Investment Practices."

TEMPORARY DEFENSIVE MEASURES

The Fund may increase its investment in government securities, and other short-term, interest-bearing securities without regard to the Fund's otherwise applicable percentage limits, policies or its normal investment emphasis, when it believes market conditions warrant a temporary defensive position. Taking larger positions in such short-term investments may serve as a means of preserving capital in unfavorable market conditions. When in a defensive position, the Fund could miss the opportunity to participate in any stock market advances that occur during those periods, which the Fund might have been able to participate in if it had remained more fully invested.

NON-DIVERSIFICATION

The Fund is classified as a "non-diversified" fund under the Investment Company Act, which means that the Fund is not limited by that Act in the proportion of its assets that it may invest in the securities of a single issuer. The Fund's net asset value may be more volatile than that of a more-widely diversified fund because the Fund invests more of its assets in a smaller number of issuers. Consequently, the Fund may be more vulnerable to any single economic, political or regulatory occurrence, and the gains or losses on a single stock will have a greater impact on the Fund's net asset value.

PORTFOLIO TURNOVER RATE

The Fund intends to have a portfolio turnover rate below 80%. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. A 100% portfolio turnover rate results, for example, if the equivalent of all the securities in the Fund's portfolio are replaced in a one-year period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares. The Fund is not restricted by policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions as well as market prices may dictate. Higher portfolio turnover rates result in correspondingly higher brokerage costs for the Fund. Although the existence of a higher portfolio turnover rate has no direct correlation to the tax liability of the Fund, sales of certain stocks will result in realized gains, and, possibly, in increased taxable distributions to shareholders.

U.S. GOVERNMENT OBLIGATIONS

For cash management purposes or as a temporary defensive measure, the Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Some of the obligations purchased by the Fund, such as U.S. Treasury bills, notes and bonds, are backed by the full faith and credit of the U.S. Government and are guaranteed as to both principal and interest by the U.S. Treasury. While the obligations of many of the agencies and instrumentalities of the U.S. Government are not direct obligations of the U.S. Treasury, they are generally backed indirectly by the U.S. Government. Some of the agencies are indirectly backed by their right to borrow from the U.S. Government. Others are supported solely by the credit of the agency or instrumentality itself, but are given additional support due to the U.S. Treasury's authority to purchase their outstanding debt obligations. However, no assurance can be given that the U.S. Government would provide financial support to U.S. Government-established or sponsored agencies where it is not obligated to do so by law. The U.S. Government does not guarantee the market value or current yield of these obligations, and the U.S. Government's guarantee does not extend to the Fund itself.

SECURITIES OF COMPANIES WITH LIMITED OPERATING HISTORIES


The Fund may invest in securities of companies with limited operating histories. The Fund considers these to be securities of companies with a record of less than three years' continuous operation, including the operations of any predecessors and parents. Because these companies have only a limited operating history, it is more difficult to evaluate their growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned projects and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature companies. In addition, many of these companies may also be small companies and involve the risks and price volatility associated with investments in smaller companies.


SECURITIES OF SMALLER COMPANIES

The Fund may invest in securities of companies with small or mid-sized market capitalizations. An investment in companies with smaller capitalizations involves greater risks than investing in larger, more established companies. Smaller company stocks may be subject to more abrupt or erratic price movements, because the stocks are traded in lower volumes in fewer markets and their issuers are more sensitive to changing conditions and have less certain growth prospects. Smaller companies in which the Fund invests may have limited holdings, markets or financial resources, or may be dependent on a small management group. Smaller companies also may be less significant factors within their industries or industry sectors and may have difficulty withstanding competition from larger companies. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

SPECIAL SITUATIONS

The Fund may also invest in securities of companies that have recently experienced or are anticipated to experience a significant change in structure, management, products or services or other special situation that may significantly affect the value of their securities. Examples of special situations are companies being reorganized or merged, companies emerging from bankruptcy, companies introducing unusual new products or which enjoy particular tax advantages. Other examples include companies experiencing changes in senior management, extraordinary corporate events, significant changes in cost or capital structure or which are believed to be probable takeover candidates. The opportunity to invest in special situations, however, is limited and depends in part on the market's assessment of these companies and their circumstances. By its nature, a "special situation" company involves to some degree a break with the company's past experience. This creates greater uncertainty and potential risk of loss than if the company was operating according to long-established patterns. In addition, stocks of companies in special situations may decline or not appreciate as expected if an anticipated change or development does not occur or is not assessed by the market as favorably as expected.

ILLIQUID AND RESTRICTED SECURITIES


The Fund is authorized to invest up to 15% of its net assets in securities that are illiquid or not readily marketable because they are subject to restrictions on their resale ("restricted securities") or because, based upon their nature or the market for such securities, no ready market is available. Investments in illiquid securities involve certain risks to the extent that the Fund may be unable to dispose of such a security at the time desired or at a reasonable price or, in some cases, may be unable to dispose of it at all. In addition, in order to resell a restricted security, the Fund might have to incur the potentially substantial expense and delay associated with effecting registration. The Fund may have to lower the price, sell other portfolio securities instead or forego an investment opportunity, any of which could have a negative impact on the Fund's management or performance. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to the Fund.

The Board has delegated to Adelante Capital Management LLC ("Adelante"), the adviser to the Fund (the "Adviser"), the day-to-day determination of the liquidity of a security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Adviser considers such factors as (i) the nature of the market for a security (including the institutional, private or international resale market), (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations (e.g., for U.S. securities quoted in PORTAL system), and (iv) other permissible relevant factors. Certain securities are deemed illiquid by the Commission, including repurchase agreements maturing in more than seven days and options not listed on a securities exchange or not issued by the Options Clearing Corporation. These securities will be treated as illiquid and subject to the Fund's limitation on illiquid securities. The Fund may experience delays and additional cost when trying to sell illiquid securities.


Restricted securities may be sold in privately negotiated or other exempt transactions, qualified non-U.S. transactions, such as under Regulation S, or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board.


In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. The Fund may buy or sell restricted securities in accordance with Rule 144A under the Securities Act ("Rule 144A Securities"). Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, such Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid. The Adviser will determine the liquidity of Rule 144A Securities under the supervision of the Board of Trustees using various factors such as (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make the market, (4) the nature of the security (including any demand or tender features) and (5) the likelihood of continued marketability and credit quality of the issuer. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, disinterested in purchasing such securities. Also, the Fund may be adversely impacted by the possible illiquidity and subjective valuation of such securities in the absence of a market for them.


CONVERTIBLE SECURITIES

The Fund may invest in convertible securities. A convertible security may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in a portion of the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities or preferred stocks in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure.

In selecting convertible securities, the Fund will consider, among other factors, its evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; the diversification of the Fund's portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

The Fund may realize capital appreciation from an improvement in the credit standing of an issuer whose securities are held by the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by the Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund.

REPURCHASE AGREEMENTS


A repurchase agreement is an agreement under which the Fund acquires securities (generally government securities, bankers' acceptances or certificates of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed-upon price and date (normally the next business day). The resale price reflects an agreed-upon interest rate effective for the period the instruments are held by the Fund and is unrelated to the interest rate on the instruments. The instruments acquired by the Fund (including accrued interest) must have an aggregate market value in excess of the resale price and will be held by the Fund's custodian until they are repurchased. The Adviser evaluates the creditworthiness of repurchase agreement counterparties and takes steps that are reasonably designed to ensure that the Fund's repurchase agreements are fully collateralized.


The use of repurchase agreements nevertheless involves certain risks. For example, if the seller defaults on its obligation to repurchase the instruments acquired by the Fund at a time when its market value has declined, the Fund may incur a loss. If the seller becomes insolvent or subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the instruments acquired by the Fund are collateral for a loan by the Fund and therefore are subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to substantiate its interests in the instruments it acquires.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

The Fund may purchase and sell securities on a when-issued or delayed delivery basis. However, the Fund does not currently intend to purchase or sell securities on a when-issued or delayed delivery basis, if as a result, more than 5% of its total assets taken at market value at the time of purchase would be invested in such securities. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield. However, the yield available on a comparable security when delivery takes place may vary from the yield on the security at the time that the when-issued or delayed delivery transaction was entered into. Any failure to consummate a when-issued or delayed delivery transaction may result in the Fund missing the opportunity to obtain a price or yield considered to be advantageous. When-issued and delayed delivery transactions may generally be expected to settle within one month from the date the transactions are entered into, but in no event later than 90 days. However, no payment or delivery is made by the Fund until it receives delivery or payment from the other party to the transaction.

When the Fund purchases securities on a when-issued basis, it will maintain in segregated accounts with its custodian cash, U.S. Government securities or other liquid assets having an aggregate value equal to the amount of such purchase commitments, until payment is made. If necessary, additional assets will be placed in the account daily so that the value of the account will equal or exceed the amount of the Fund's purchase commitments.

LENDING OF PORTFOLIO SECURITIES

The Fund may lend its securities to qualified institutional investors (such as brokers, dealers or other financial organizations) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its securities, the Fund will be attempting to generate income through the receipt of interest on the loan, which, in turn, can be invested in additional securities to pursue the Fund's investment objective. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may lend its portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act, or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, (d) the Fund receive reasonable interest on the loan, which interest may include the Fund's investing cash collateral in interest bearing short-term investments, and (e) the Fund receive all dividends and distributions on the loaned securities and any increase in the market value of the loaned securities.


The Fund bears the risk of loss in the event that the other party to a securities lending transaction defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the collateral securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the transaction. The Fund will not lend its portfolio securities if, as a result, the aggregate value of such loans would exceed 33-1/3% of the value of the Fund's total assets. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Trustees.

HEDGING TRANSACTIONS

Derivatives, such as options, futures contracts and options on futures contracts enable the Fund to take both "short" positions (positions which reduce the Fund's exposure to a particular instrument or index) and "long" positions (positions which increase the Fund's exposure to a particular instrument or index). The Fund may buy and sell options, futures contracts and options on futures contracts for hedging purposes (i) to protect against the effect of changes in market prices on the value of investments the Fund holds, intends to purchase or intends to sell or (ii) to permit a portion of its portfolio held in cash to perform as if invested in securities. The instruments underlying the Fund's futures and options positions may include, without limitation, securities, securities indices, commodities and currencies. The Fund may also take futures and options positions related to financial, commercial and other economic indicators such as interest rates. (This discussion refers to a derivative instrument's subject matter as the instrument's underlying asset.) The Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity at a future time) and which, therefore, possess the risks of both futures and securities investments.


The Fund is not required to enter into hedging transactions and will not do so unless deemed appropriate by the Fund's Adviser. Hedging transactions do not eliminate fluctuation in the underlying prices of securities held by the Fund. Additionally, although certain hedging transactions may tend to minimize risk of loss due to a decline in the value of the hedged Fund's holding, at the same time, they tend to limit any potential gain which might result from an increase in the value of the aspect of the holding that has been hedged.


FUTURES CONTRACTS

Futures contracts are publicly traded contracts to buy or sell a commodity or an underlying instrument or group of instruments, e.g., a security or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

The purchase of a futures contract normally enables a buyer to participate in the market movement of the underlying asset after paying a transaction charge and posting margin in an amount typically equal to a percentage of the value of the asset or index. The Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

Initial margin differs from margin in securities transactions in that the former does not involve the borrowing of funds to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying asset has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker. If a liquid market exists, the Fund may choose to close a futures position prior to expiration by taking a position opposite to the one it holds.

For each futures contract the Fund enters, it will identify to the Trust's custodian assets equal to the face value of the futures contract for maintenance in a separate account to ensure that the use of such futures contracts is unleveraged. The Fund may also "cover" its futures positions using other means as permitted under applicable exchange and regulatory policies.

OPTIONS

There are two basic types of options: "puts" and "calls." Each type of option can establish either a long or short position, depending upon whether the Fund is the purchaser or writer (seller) of the option. A call option, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell upon exercise by the option holder, the underlying asset at the exercise price during the option period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy upon exercise by the option holder, the underlying asset at the exercise price during the option period.

The purchaser of an option receives the opportunity to benefit from favorable movements in the price of the option's underlying asset while risking only the amount of the premium regardless of unfavorable movements in the price of the underlying asset. In general, a purchased put increases in value as the value of the underlying asset falls and a purchased call increases in value as the value of the underlying asset rises.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying asset if the other party to the option chooses to exercise it. The writer may seek to terminate its exposure to a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. If the value of the underlying asset remains unchanged over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the value of the underlying asset falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying asset directly, however, because the premium received for writing the option should offset the effects of the decline to some extent.

Writing a call option obligates the writer to deliver the option's underlying asset, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. At the same time, because a call writer must be prepared to deliver the underlying asset in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The Fund may engage in options on futures contracts. These options give the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. When writing an option on a futures contract, the Fund will be required to make margin payments as described above for other types of futures contracts. The Fund's transactions in options are subject to applicable regulatory requirements regarding the segregation of assets to cover its positions.

LIMITATIONS AND RISKS OF DERIVATIVES

The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission ("CFTC") and the National Futures Association, which regulate trading in the futures markets. The Fund intends to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the Fund can commit assets to initial margin deposits and option premiums.

The Fund's ability to use derivatives effectively depends on the degree to which price movements in its holdings correlate with price movements of its derivatives positions. The Fund may invest in derivatives based on securities with different issuers, maturities, or other characteristics from the securities in which the Fund typically invests, which involve a risk that the derivatives position will not track the performance of the Fund's other investments. Options and futures prices can also diverge from the prices of their underlying assets, even if the underlying assets match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying asset, and the time remaining until expiration of the contract, which may not affect securities prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities or currencies are traded, or from imposition of daily price fluctuation limits or trading halts. As a result of these factors, the Fund's futures and options positions may not perform as expected.

The market for a derivative instrument may also be less liquid than the market for its underlying asset. Some positions in futures and options may be closed out only on the exchange where they are traded, or, in the case of over-the-counter options, with the dealer that issued the option. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out its derivatives strategies and might, in some cases, require the Fund to deposit additional cash to meet applicable margin requirements.

                             MANAGEMENT OF THE FUND


Because the Trust is a Delaware business trust, the business and affairs of the Fund are managed by its officers under the direction of the Board of Trustees. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of Adelante Capital Management LLC (the "Adviser").

The Board of Trustees has an Audit Committee consisting of the Trustees who are not "interested persons" of the Trust within the meaning of the Investment Company Act. Under the terms of its charter, the Committee (a) acts for the Board of Trustees in overseeing the Trust's financial reporting and auditing processes; (b) receives and reviews communications from the auditors relating to the auditors' review of the Fund's financial statements; (c) reviews and assesses the performance and approves the compensation, retention or termination of the Trust's independent auditors, (d) meets periodically with the independent auditors to review the scope of the annual audit of the Fund, and pre-approve the audit services provided by the independent auditors, (e) considers and acts upon proposals for the independent auditors to provide non-audit services to the Trust or the Adviser to the extent that such approval is required by applicable laws or regulations; (f) considers and reviews with the independent auditors matters bearing upon the auditors' qualification under applicable standards of independence established from time to time by the SEC and other regulatory authorities; and (g) reviews and reports to the full Board with respect to any material accounting, tax, valuation or record keeping issues that may affect the Trust, its financial statements or the amount of any dividend or distribution, among other matters. The Audit Committee met twice during the most recent fiscal year.


                              TRUSTEES AND OFFICERS

TRUSTEES AND OFFICERS OF THE TRUST. The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Fund.

Each Trustee serves until the Trust is terminated except if the Trustee dies, resigns, retires or is removed before then. The Trust's Chairman of the Board, President, Treasurer, and Secretary hold office until the next annual meeting of the Trustees and until their respective successors are chosen and qualified or if before then, until he or she dies, resigns, is removed or becomes disqualified. The Vice President holds office at the pleasure of the Trustees.

INDEPENDENT TRUSTEES: The following Trustees are not "interested persons" of the Trust within the meaning of the Investment Company Act:


---------------------------------------------------------------------------------------
                    POSITION(S)                             NUMBER OF
                    HELD WITH        PRINCIPAL            PORTFOLIOS IN       OTHER
                     FUND AND        OCCUPATIONS          FUND COMPLEX    DIRECTORSHIPS
NAME, ADDRESS AND   LENGTH OF        DURING PAST           OVERSEEN BY       HELD BY
  DATE OF BIRTH    TIME SERVED         5 YEARS               TRUSTEE         TRUSTEE

---------------------------------------------------------------------------------------


William J. Klipp   Trustee     Private investor                 1       AssetMark
1995 University    since 2000  (2000-present); President                Funds
Avenue                         and Chief Operating                      (8 portfolios)
Suite 550                      Officer, Charles Schwab
Berkeley, CA 94704             Investment Management,
DOB: 12/9/55                   Inc., an investment
                               advisory firm
                               (1995-1999); Executive
                               Vice President, Schwab
                               Funds(R) and Charles Schwab
                               & Co., Inc., a financial
                               services company
                               (1995-1999).

---------------------------------------------------------------------------------------

Scott A. MacKillop Trustee     President, U.S. Fiduciary        1       Prima
1995 University    since 2002  Services, a consulting                   Capital
Avenue                         and advice provider to                   Holdings, Inc.
Suite 550                      financial services
Berkeley, CA 94704             organizations
DOB: 5/2/51                    (2004-present); President
                               and Principal, Trivium
                               Consulting, LLC,
                               consulting to financial
                               services organizations
                               (2001-2004); President
                               (1999-2000), Executive
                               Vice President and Chief
                               Operating Officer
                               (1997-1999), Portfolio
                               Management Consultants,
                               Inc., consulting to
                               financial advisors and
                               institutions; President,
                               ADAM Investment Services,
                               Inc., consulting to
                               financial advisors
                               and institutions (1997-2000).

---------------------------------------------------------------------------------------

Kevin Malone       Trustee     President and Founder,           1       None
Greenrock          since 2000  Greenrock Research, Inc.,
Research, Inc.                 a consulting and advice
216 S. Jefferson               provider to financial
St.                            services organizations
Chicago, IL 60605              (1996-present).
DOB: 7/3/47

---------------------------------------------------------------------------------------



INTERESTED TRUSTEES: Mr. Torres is an "interested person" of the Trust within the meaning of the Investment Company Act by virtue of his position with the Trust and with Adelante.



---------------------------------------------------------------------------------------
                    POSITION(S)                             NUMBER OF
                    HELD WITH        PRINCIPAL            PORTFOLIOS IN       OTHER
                     FUND AND        OCCUPATIONS          FUND COMPLEX    DIRECTORSHIPS
NAME, ADDRESS AND   LENGTH OF        DURING PAST           OVERSEEN BY       HELD BY
  DATE OF BIRTH    TIME SERVED         5 YEARS               TRUSTEE         TRUSTEE

---------------------------------------------------------------------------------------


Michael A. Torres  Trustee     Chief Executive Officer,         1       None
1995 University    since       Adelante Capital
Avenue, Suite 550  2000,       Management LLC, an
Berkeley, CA 94704 Chairman    investment advisory firm
DOB: 6/21/60       of the      (2002-present), President
                   Board,      and Co-President, Lend
                   President   Lease Rosen Real Estate
                   since 2002, Securities LLC, an
                   Vice        investment advisory firm
                   President   (1998-2002); President
                   2000-2002   and Co-President ERE
                               Rosen Real Estate Securities,
                               L.L.C., an investment
                               advisory firm (1997-1998);
                               Director, AMB Rosen Real
                               Estate Securities, L.L.C.,
                               an investment advisory
                               firm (1995-1997).

---------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------
OFFICERS

---------------------------------------------------------------------------------------
                        POSITION(s)
                    HELD WITH FUND AND
 NAME, ADDRESS AND    LENGTH OF TIME
   DATE OF BIRTH          SERVED         PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
---------------------------------------------------------------------------------------

Mark A. Hoopes       Vice President      Chief Compliance Officer , Adelante Capital
1995 University      since 2000,         Management LLC, an investment advisory firm
Avenue               Treasurer since     (2004-present); Principal (2002 - 2004),
Suite 550            2003, Assistant     Vice President (2000 - 2002), Lend Lease
Berkeley, CA 94704   Treasurer           Real Estate Investments, Inc.
DOB: 3/31/64         2000-2003, Chief    (2000-present); Account Director, Mutual
                     Compliance Officer  Fund Services Division, SEI Investments,
                     since 2004          Inc. (1994-2000).

---------------------------------------------------------------------------------------

Mark J. Nuti         Secretary since     Chief Operating Officer, Adelante Capital
1995 University      2003                Management LLC, an investment advisory firm
Avenue                                   (2003-present);  Director, Senior Vice
Suite 550                                President and Chief Operating Officer,
Berkeley, CA 94704                       Jurika & Voyles, L.P., an investment
DOB: 3/29/58                             advisory firm (1999-2003).

---------------------------------------------------------------------------------------


TRUSTEE SHARE OWNERSHIP
--------------------------------------------------------------------------------

                     Dollar Range of
                     Equity Securities   Aggregate Dollar Range of Equity
                     in the Fund         Securities in All Registered Investment
                     Beneficially Owned Companies Overseen by Trustee in Family as of December 31, of Investment Companies Beneficially
                     2004                Owned as of December 31, 2004

--------------------------------------------------------------------------------
Independent Trustees:


William J. Klipp       $10,001-$50,000            $10,001-$50,000
Scott A. MacKillop    $50,001-$100,000            $50,001-$100,000
Kevin Malone           $10,001-$50,000            $10,001-$50,000


--------------------------------------------------------------------------------
Interested Trustees:


Michael A. Torres       Over $100,000              Over $100,000


--------------------------------------------------------------------------------


The Trustees of the Trust who are officers of the Adviser receive no remuneration from the Fund for their services as Trustees. For the current fiscal year, each of the other Trustees will receive a $7,000 annual retainer, $1,500 per meeting in which the Trustee participates and will be reimbursed for the expenses of attending meetings. For the fiscal year ended January 31, 2005, each of the other Trustees received a $7000 retainer, $1500 for each meeting the Trustee participated in and was reimbursed for the expenses of attending meetings. The table below sets forth the compensation of the Trustees for the fiscal year ended January 31, 2005.

                             COMPENSATION TABLE (a)

                                                           TOTAL COMPENSATION
                                AGGREGATE COMPENSATION     FROM FUND AND FUND
       NAME OF TRUSTEE              FROM THE FUND       COMPLEX PAID TO TRUSTEES
       ---------------              -------------       ------------------------

INDEPENDENT TRUSTEES:

   William J. Klipp                      $13,000                  $13,000
   Scott A. MacKillop                    $13,000                  $13,000
   Kevin Malone                          $13,000                  $13,000

INTERESTED TRUSTEES:

   Michael A. Torres                     $     0                  $     0


(a) The Trust has not adopted any pension or retirement plans for the Officers or Trustees of the Trust. Therefore, there have been no benefits accrued as part of Trust expenses, and there are no currently estimated annual benefits upon retirement.


CODES OF ETHICS. Rule 17j-1 under the Investment Company Act is designed to prevent abuses that could occur as a result of conflicts of interest arising out of personal trading by persons involved with or with access to information about a fund's investment activities. The Trust and the Adviser have each adopted detailed Codes of Ethics regarding personal investing by their personnel pursuant to Rule 17j-1 under the Investment Company Act. The Adviser's Code is also designed to comply with Rule 204A-1 under the Investment Advisers Act of 1940, as amended.

Each Code of Ethics places certain restrictions on the trading activities of its access persons. The Trust's Code permits access persons to purchase real estate related securities, but only subject to pre-clearance by the Trust's Chief Compliance Officer. The Adviser's Code does not permit any transaction in real estate related securities absent exceptional circumstances and subject to pre-clearance by the Trust's Chief Compliance Officer. Each Code's pre-clearance process is designed to prevent transactions that conflict with Fund interests.


                         PRINCIPAL HOLDERS OF SECURITIES


As of March 1, 2005, the Trust is aware that the following entities owned of record 5% or more of the outstanding shares of the Fund. As of March 1, 2005, the Trustees and Officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund.

             ADELANTE U.S. REAL ESTATE SECURITIES FUND - CLASS K

Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, 85.43%*.

             ADELANTE U.S. REAL ESTATE SECURITIES FUND - CLASS Y

Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA 94104, 33.12%*; National Investor Services Corp., 55 Water Street, New York, NY 10041, 17.67%*; Arrow & Co., P.O. Box 30010 M02-1, Durham, NC 27702, 11.16%;
Vanguard Fiduciary Trust Co., P.O. Box 2600, VM 613, Valley Forge, PA, 19482, 11.07%*; SEI Private Trust Co., One Freedom Valley Dr., Oaks, PA, 19456, 7.57%.

*Known to the Trust to be beneficial owners.



                                 CONTROL PERSONS

As of March 1, 2005, the Trust was not aware of any persons or entities owning a controlling interest in the outstanding shares of the Fund. For this purpose, a person or entity owns a controlling interest if (i) the person or entity has beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of the Fund; (ii) there has been the acknowledgement or assertion by either the Fund or that person or entity of the existence of control; or (iii) there has been an adjudication that has become final that control exists under Section 2(a)(9) of the Investment Company Act.




                   INVESTMENT MANAGEMENT AND OTHER SERVICES


ADVISER. The investment adviser to the Fund is Adelante Capital Management LLC (the "Adviser"). The Adviser was organized as a Delaware corporation on February 14, 1995, and its principal place of business is 1995 University Avenue, Suite 225, Berkeley, CA 94704. Pursuant to an advisory agreement entered into between the Trust on behalf of the Fund and the Adviser (the "Advisory Agreement"), the Adviser provides continuous investment management services to the Fund. The Adviser provides an investment program for the Fund, makes investment decisions for the Fund and places all orders for the purchase and sale of portfolio securities and all other instruments. The Adviser also provides the Fund with office space, equipment and personnel necessary to operate and administer the Fund's business and to supervise the provision of services by third parties. The activities of Adelante are subject to the supervision and control of the Trustees.


The Advisory Agreement must be approved annually by the Board of Trustees of the Trust or by vote of a majority of the Fund's outstanding voting securities (as defined in the Investment Company Act). The annual renewal must also be approved by the vote of a majority of the Fund's Trustees who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on 60 days' written notice by the Trustees, by vote of a majority of the Fund's outstanding voting securities, or by the Adviser, and will terminate automatically in the event of its assignment.

As compensation for the investment management services rendered and related expenses under the Advisory Agreement, the Fund has agreed to pay the Adviser an investment management fee at the annual rate of .80% of the Fund's average daily net assets. The investment management fee is accrued daily and paid monthly.


The Adviser has contractually agreed, through August 25, 2006, to limit total annual operating expenses excluding interest, taxes, brokerage commissions, other investment related costs, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of such Fund's business, and expenses of any counsel or other persons or services retained by the Trust's trustees who are not "interested persons," as that term is defined in the 1940 Act, of the Adviser to the following percentages of average daily net assets for each class of shares of the Fund: Class K shares (1.25%) and Class Y shares (0.97%), subject to later reimbursement by the Fund in certain circumstances. After that date, the limitations may be renewed for one-year periods under certain conditions. The Adviser has contractually agreed that in the event the foregoing expense limitation is not renewed, the Adviser will limit total annual operating expenses for each of Class K shares and Class Y shares to 2.25% of each class' average daily net assets through January 31, 2011. See "Investment Management" in the Prospectus for further information.

For the portion of fiscal 2004 from the commencement of the Advisory Agreement on August 25, 2004 through January 31, 2005, the Adviser earned management fees under the Advisory Agreement and waived those management fees in accordance with expense limitations it maintained during the period in the following amounts:

   Advisory Fee                      $153,737
   Amount of Advisory Fee Waived     $153,737

PRIOR ADVISORY ARRANGEMENTS. Prior to August 25, 2004, Lend Lease Real Estate Investments, Inc. ("LLREI") served as the Fund's investment adviser, and Lend Lease Rosen Real Estate Securities LLC ("LLR"), as the Adviser was formerly known, served as the Fund's sub-adviser. The fee payable to LLREI under its agreement with the Fund was an amount equal to an annual rate of .80% of the Fund's average daily net assets. The fee payable to LLR under LLR's agreement with LLREI for LLR's services to the Fund was an amount equal to an annual rate of .40% of the Fund's average daily net assets. The Fund made no payments to LLR.

The fiscal years ended January 31, 2004 and 2003, LLREI earned fees under its advisory agreement with the Fund and waived those management fees in accordance with expense limitations it maintained in conjunction with LLR on behalf of the Fund during the relevant periods as follows:

      (Fiscal Year ended January 31,)        2005*         2004         2003

     Advisory Fee                          $203,087      $287,392     $165,653
     Amount of Advisory Fee Waived         $203,087      $287,392     $165,653

*During the fiscal year ended January 31, 2005, LLREI and LLR earned advisory fees only for the period prior to the commencement of the Advisory Agreement on August 25, 2004.

For the portion of the fiscal year ended January 31, 2005 prior to the inception of the Advisory Agreement on August 25, 2004 and for the fiscal years ended January 31, 2004 and 2003, LLR earned fees under its sub-advisory agreement with LLREI with respect to the Fund and waived those fees in accordance with expense limitations it maintained in conjunction with LLREI on behalf of the Fund during the relevant periods as follows:

      (Fiscal Year ended January 31,)        2005*         2004         2003
                                             ----          ----         ----

     Advisory Fees                         $101,544      $143,696      $82,826
     Amount of Advisory Fee Waived         $101,544      $143,696      $82,826

*During the fiscal year ended January 31, 2005, LLREI and LLR earned advisory fees only for the period prior to the commencement of the Advisory Agreement on August 25, 2004.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT. At their regular quarterly meeting held on March 17, 2005, the Board of Trustees, including a majority of the Trustees that are not "interested persons" of the Trust (the "Independent Trustees"), approved the continuation of the Advisory Agreement between the Adviser and the Fund. In considering the Advisory Agreement, the Trustees requested and reviewed a variety of materials relating to the Adviser and the Fund, including (1) financial information for the Adviser, (2) information about the Adviser's organization, operations and personnel, (3) the advisory fees, total expenses and performance of the Fund relative to other similar mutual funds and (4) the performance of the Fund relative to relevant benchmarks. In addition, the Trustees considered information concerning the Adviser and the Fund relied on in connection with the Board's August 2004 approval of the Advisory Agreement, as subsequently updated and supplemented by the Adviser, which addressed matters such as the August 2004 transaction relating to the Adviser, the Adviser's finances, Adviser personnel, compliance matters, investment techniques used by the Adviser in managing the Fund, Fund performance and the Adviser's brokerage practices (including best execution and soft dollars). The Trustees also considered other materials and information provided to them in the interim with respect to the Fund and the Adviser, e.g., in connection with the Board's regular quarterly meeting in December 2004.

At their March 17, 2005 meeting, the Trustees met with representatives of the Adviser. The Trustees received a presentation from Michael Torres, the Fund's portfolio manager and CEO of the Adviser, who discussed among other matters, (i) the Fund's investment performance, (ii) the Adviser's investment process, (iii) the Adviser's personnel and various employee retention matters, and (iv) the Adviser's brokerage practices with respect to the Fund. The Trustees also received a presentation from Mark Hoopes, the Fund's and Adviser's Chief Compliance Officer, addressing compliance and other operational functions performed by the Adviser.

The Adviser's presentation to the Trustees also addressed the Fund's advisory fee, total expenses and performance as compared to other similar funds. The Trustees noted that as of January 31, 2005, the Fund's total expense ratio (after taking into account the effect of the expense limitation) was slightly below the average total expenses (after taking into account the effect of applicable expense limitations) for the Fund's benchmark category as calculated by Strategic Insight, a third party provider of mutual fund industry data and analysis, while the Fund's advisory fee rate was between four and five tenths of one percent higher than the average advisory fee rate for the Fund's benchmark category as calculated by Strategic Insight. The Trustees also noted that as of February 28, 2005, the Fund's Class K shares were ranked in the 50th, 64th and 62nd percentiles for specialty real estate funds for 5, 3 and 1 year performance, respectively, as reported by Morningstar, Inc., a third party provider of mutual fund industry data and analyses, and the Fund's Class Y shares were ranked in the 38th, 54th and 59th percentiles for specialty real estate funds for 5, 3 and 1 year performance, respectively, as reported by Morningstar, Inc. The Trustees noted that the Fund's performance continued to be consistent with their expectations given the Fund's relative size, desired risk profile and specific investment strategy. The Trustees also reviewed information relating to the fees paid by other clients of the Adviser whose portfolios are managed in a manner similar to the Fund's and concluded that, given the services other than portfolio management provided to the Fund under the Advisory Agreement, the fee rate under the Advisory Agreement was appropriate in relation to those charged the Adviser's other clients whose assets are managed using the same general investment strategy as the Fund's. The Trustees noted the Adviser's agreement to maintain existing expense limitations through August 25, 2006.

In the course of their deliberations, the Trustees reached the following conclusions, among others: (A) the Adviser possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (B) the Adviser's personnel are qualified to manage the Fund's assets in accordance with its investment objectives and policies; (C) the Adviser maintains appropriate compliance programs; (D) the Fund's performance is reasonable in relation to the performance of funds with similar investment objectives and the performance of relevant indices given the Fund's relative size, desired risk profile and specific investment strategy; and (E) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services provided by the Adviser.

On the basis of the foregoing, the Trustees, including a majority of the independent Trustees, concluded that continuation of the Advisory Agreement would be in the interests of the Fund and its shareholders.


ADMINISTRATION AND FUND ACCOUNTING. UMB Fund Services, Inc., formerly Sunstone Financial Group, Inc., 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233-2301 ("UMB Fund Services") has entered into an agreement with the Trust to provide various administrative and fund accounting services to the Fund (the "Administration Agreement"). The services provided to the Fund by UMB Fund Services include, but are not limited to, the following: calculating daily net asset values for the Fund; overseeing the Fund's custodian; assisting the preparation and filing of all federal income and excise tax filings (other than those to be made by the Fund's custodian); overseeing the Fund's fidelity insurance relationships; providing financial and Fund performance information for inclusion in Post-Effective Amendments to the Trust's registration statement; preparing notice and renewal securities filings pursuant to state securities laws; compiling data for and preparing notices to the SEC; preparing financial statements for the annual and semi-annual reports to the SEC and current investors; monitoring the Fund's expenses; monitoring the Fund's status as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"); monitoring compliance with the Fund's investment policies and restrictions and generally assisting the Fund's administrative operations. UMB Fund Services, at its own expense, and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment, supplies and clerical and executive personnel for performing the services required to be performed by it under the Administration Agreement.


For the foregoing, UMB Fund Services receives a fee on the value of the Fund computed daily and payable monthly, at the annual rate of 0.17% of the first $50 million of its average daily net assets, and decreasing as assets reach certain levels, subject to an annual minimum fee of $79,586, plus out-of-pocket expenses.

For the fiscal years ended January 31, 2005, 2004 and 2003, the Fund paid UMB Fund Services the following fees for administrative services:

                                         2005            2004           2003
                                         ----            ----           ----
U.S. Real Estate Securities Fund        $75,825        $72,046        $65,313



TRANSFER AGENT AND DIVIDEND-PAYING AGENT. UMB Fund Services also acts as the Fund's transfer agent and dividend-paying agent. As such, UMB Fund Services processes purchase and redemption requests for the securities of the Fund, keeps records of shareholder accounts and transactions, pays dividends as declared by the Board of Trustees and issues confirmations of transactions to shareholders. For these services, the Fund pays UMB Fund Services a fee based on the number of shareholder accounts, transactions and other activities, subject to a minimum annual fee. UMB Fund Services does not exercise any supervisory functions over the management of the Fund or the purchase and sale of Fund securities.


From time to time, the Trust, on behalf of the Fund, either directly or indirectly through arrangements with the Adviser, the distributor (as hereinafter defined) or UMB Fund Services, in its capacity as transfer agent, may pay amounts to third parties that provide transfer agent-type services and other administrative services relating to the Fund to persons who have a beneficial interest in the Fund, such as 401(k) plan participants. These services may include, among other things, sub-accounting services, transfer agent type activities, answering Fund-related inquiries, transmitting proxy statements, annual reports, updated prospectuses and other communications regarding the Fund and other related services as the Fund may request.


CUSTODIAN. UMB Bank, n.a., 1010 Grand Boulevard, Kansas City, Missouri 64141 (the "Custodian"), serves as the custodian for the Fund. Under the terms of the custody agreement, the Custodian is responsible for the receipt and delivery of the Fund's securities and cash. The Custodian does not exercise any supervisory functions over the management of the Fund or the purchase and sale of securities.

DISTRIBUTOR. Under an agreement with the Trust, on behalf of the Fund, UMB Distribution Services, LLC, formerly Sunstone Distribution Services, LLC, 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233-2301 (the "Distributor"), acts as distributor for the Fund. The Distributor shall offer shares of the Fund on a continuous basis. The Distributor is not obligated to sell any certain number of shares of the Fund.


PROXY VOTING POLICIES AND PROCEDURES. Proxies with respect to any Fund portfolio security are voted in accordance with the proxy voting policies and procedures of the Adviser. The Adviser has designed its proxy voting policies and procedures to reasonably ensure that it votes proxies in the best interests of its clients, including the Fund. The Adviser defines the best interest of a client primarily with reference to the impact that the issue being voted upon may have on the desirability of owning the security from the client's perspective. The portfolio management area of the Adviser is responsible for deciding what is in the Fund's best interest when determining how proxies are voted.

In order to facilitate the proxy voting process, the Adviser has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Adviser's Proxy Committee relies upon ISS research in establishing the Adviser's proxy voting guidelines, and many of the Adviser's guidelines are consistent with ISS positions, the Adviser may deviate from ISS recommendations on general policy issues or specific proxy proposals.

The following is a summary of the general voting positions taken by the Adviser with respect to various common types of shareholder proposals. In each instance, the general voting position is subject to review by the Adviser's portfolio management area:

Corporate Governance Issues

Approve Reorganization Plan                           Case-by-case
Approve Restructuring Plan                            Case-by-case
Approve Acquisition Agreement                         Case-by-case
Approve Merger Agreement                              Case-by-case
Adopt Supermajority provisions                        Against
Approve/Amend Poison Pill Plans                       Case-by-case
Authorize Board to Amend Charter                      Against

Changes to Capital Structure

Increase/Reduce Common Stock Authorization            For
Approve Authorized Stock Increase for Stock Split     For
Approve Preferred Stock Conversion                    Case-by-case

Stock Option Plans & Compensation

Approve/Amend Employee Stock Option Plan              Case-by-case
Approve Option Exchange Plan                          Against
Approve Deferred Compensation Plan                    Case-by-case
Approve/Amend Retirement Plan                         Case-by-case

Social and Corporate Responsibility Issues

Bar Credit to Countries with Human Rights Violations  Against
Establish Human Rights Policy                         For
Amend/Review Standards of Corporate Code              Case-by-case
Encourage Diversity/Inclusiveness on Boards           For


The Adviser's proxy manager, who oversees the Adviser's proxy voting process, is responsible for identifying potential conflicts of interest that may arise in the proxy voting process. Examples of potential conflicts of interest include situations where the Adviser or an affiliate, or personnel of either entity:

      o Manages a pension plan, administers employee benefit plans, or provides brokerage, underwriting or other services to a company whose management is soliciting proxies;

      o Has a material business relationship with a proponent of a proxy proposal and this business relationship may influence how the proxy vote is cast;

      o Has a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

In instances where a potential conflict of interest exists, the Proxy Manager will refer the matter to the Proxy Voting Committee for resolution, which may include obtaining informed client consent before voting.


The Fund's proxy voting record is available on the Fund's website at http://www.adelantecapitalmanagement.com/funds02.html and on the SEC's website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS. The Trust has adopted policies and procedures designed to prevent selective disclosure of the Fund's portfolio holdings to third parties, other than disclosures that are consistent with the best interests of Fund shareholders. Both the Fund and the Adviser prohibit any person or entity from receiving compensation or consideration of any kind in connection with the disclosure of information about the Fund's holdings. The Fund's Chief Compliance Officer ("CCO") monitors the disclosure of portfolio information to approved recipients. The CCO also identifies and addresses any potential conflicts between the Adviser's interests and those of the Fund in connection with these disclosures. The Fund's CCO reports at least annually to the Fund's Board of Trustees regarding the operation of these policies.

Except as described below, the Fund does not have any arrangements with any person to make available information about the Fund's portfolio securities. Any other disclosure of portfolio holdings information may be made only following a determination by the Fund's CCO that the Fund has a legitimate business purpose for making the disclosure (such as disclosure to a service provider or broker-dealer in connection with their performance of services for the Fund) and that by explicit agreement or by virtue of a duty owed to the Fund, the recipient can be expected to maintain the confidentiality of the information, which includes not trading on non-public information.

The Fund may regularly provide non-public portfolio holdings information to the following parties in the normal course of their duties or their performance of services for the Fund: the Fund's Trustees; the Adviser; the Fund's auditor; the Fund's custodian; the Fund's administrator; the Fund's financial printer; counsel to the Fund; regulatory authorities; and data providers and fund ranking/rating agencies. Specifically:

   o Each day, the Fund's portfolio holdings information for that day is disclosed to the Adviser, the Fund's administrator and the Fund's custodian.

   o As soon as the fiscal half-year period comes to a close, portfolio holdings information will be disclosed to the Fund's auditor and financial printer in connection with the preparation of financial reports and public filings.

  o From time to time, portfolio holdings information that maybe as current as the date it is communicated may be made available to the auditor in connection with the Fund's operations.

  o From time to time, portfolio holdings information that maybe as current as the date it is communicated may be made available to the Fund's Trustees and/or legal counsel in connection with periodic meetings of the Board of Trustees and otherwise from time to time in connection with the Fund's operations.

   o Disclosure of month-end portfolio holdings information to data providers and fund ranking/rating services via the Fund's administrator on the 15th day following month-end.

         o  Bloomberg

         o  Lipper Analytical Services

         o  Morningstar

         o  Standard & Poors

         o  Thompson Financial Services

      In addition to the agencies identified above, the administrator transmits quarter-end portfolio holdings information to the following agency on the 15th day following the end of each calendar quarter:

         o  Vickers Stock Research

   o Disclosures of portfolio holdings information to regulatory authorities from time to time, such as through N-Q filings.

The entities to which the Fund voluntarily discloses portfolio holdings information are required, consistent with the purpose(s) for which the information was disclosed, either by explicit agreement or by virtue of their respective duties to the Fund, to maintain the confidentiality of the information disclosed, which includes not trading on non-public information. The adviser monitors the personal securities trading of its employees for trading activity that may be based on non-public portfolio holdings information for the Fund. There can be no assurance that the Trust's policies and procedures regarding disclosure of Fund portfolio holdings will protect the Fund from potential misuse of that information by individuals or entities to which Fund portfolio holdings information is disclosed.


LEGAL COUNSEL. Goodwin Procter LLP, with offices at Exchange Place, Boston, Massachusetts 02109, serves as counsel to the Fund.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the independent registered public accounting firm for the Fund. They are responsible for performing an audit of the Fund's year-end financial statements as well as providing accounting and tax advice to the management of the Fund.


                             DISTRIBUTION OF SHARES


The Fund has adopted a Plan of Distribution (the "Plan") for the Class K shares under Rule 12b-1 of the Investment Company Act. The Plan provides that the Fund may make payments up to 0.25% (on an annual basis) of the average daily value of the net assets of the class in question (the "12b-1 fee") designed to result in the sale of, or the servicing of shareholder accounts holding, shares of the class of Fund shares to which the Plan applies. Some or all of the 12b-1 fee may be used to compensate brokers and other authorized institutions ("Authorized Firms") for their efforts in selling shares of that class and/or for providing account administration services to their clients who are beneficial owners of such shares. One or more affiliates of the Adviser may act as Authorized Firms. The services provided by the Authorized Firms may include, among other things, receiving, aggregating and processing shareholder or beneficial owner (collectively "shareholder") orders; furnishing shareholder subaccounting; providing and maintaining retirement plan records; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining account records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing various shareholder reports and confirmations for transactions by shareholders; performing daily investment ("sweep") functions for shareholders and performing similar account and administrative services. Any 12b-1 fees received by the Distributor and not allocated to Authorized Firms may be retained by the Distributor to compensate the Distributor for services provided and expenses incurred by it in connection with sales, promotional and marketing activities relating to that class (e.g. for advertising costs, the cost of printing and mailing prospectuses and reports to potential investors).


The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plan will benefit the Fund and holders of the class to which the Plan applies. The anticipated benefits to the Fund include opportunities for additional portfolio diversification and greater economies of scale resulting from increased Fund assets. The Trustees review expenditures under the 12b-1 Plan on a quarterly basis and will consider the continued appropriateness of and the level of compensation provided in the Plan.

The Plan has been approved by a vote of the Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Plan. (In the context of Plan approvals, the term "Independent Trustees" in this Statement of Additional Information refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the Plan or any agreement under such Plan; otherwise, "Independent Trustees" means those Trustees who are not interested persons of the Fund.) The Plan has also been approved by the holders of a "majority" (as defined in the Investment Company
Act) of the shares of the applicable class. The shareholder vote for each class was cast by the Adviser as the sole initial holder of shares of that class.

Unless a Plan is terminated as described below, it continues in effect from year to year but only if the Fund's Board of Trustees and the Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the Plan. The Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of the applicable class.

The Board of Trustees and the Independent Trustees must approve all material amendments to a Plan. An amendment to increase materially the amount of payments to be made under a Plan must be approved by a "majority" (as defined in the Investment Company Act) of the applicable class.


For the fiscal year ended January 31, 2005, the Fund paid a total of $80,813 in 12b-1 fees. Of this total, $38,251 was paid to broker-dealers, $40,121 was compensation to the Distributor, $1,441 was utilized for the printing and mailing of prospectuses to prospective shareholders and $1,000 was paid for advertising.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser is primarily responsible for decisions to buy and sell securities for the Fund, for the placement of the Fund's portfolio business and the negotiation of the commissions to be paid on such transactions, subject to the supervision of the Board of Trustees. It is the policy of the Adviser to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided.

The Adviser will place orders pursuant to its investment determination for the Fund either directly with the issuer or with any broker or dealer. In executing portfolio transactions and selecting brokers or dealers, the Adviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In selecting brokers and assessing the best overall terms available for any transaction, the Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities are generally purchased or sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e., "markups" when the market maker sells a security and "markdowns" when the market maker purchases a security). In some instances, the Adviser may determine that better prices are available from non-principal market makers who are paid commissions directly. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Adviser or affiliates of the Adviser exercise investment discretion. While the Adviser believes these services have substantial value, they are considered supplemental to its own efforts in the performance of its duties. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities the Adviser has to the Fund. In no instance, however, will portfolio securities be purchased from or sold to the Adviser, or any affiliated person of either the Trust or the Adviser, acting as principal in the transaction, except to the extent permitted by the SEC through rules, regulations, decisions and no-action letters.

The Adviser may retain advisory clients in addition to the Fund and place portfolio transactions for these accounts. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Fund's Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with the Fund. In the opinion of the Adviser, it will not be possible to separately measure the benefits from research services to each of the accounts (including the Fund) to be managed by the Adviser. Because the volume and nature of the trading activities of the accounts will not be uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, such costs to the Fund will not, in the opinion of the Fund's Adviser, be disproportionate to the benefits to be received by the Fund on a continuing basis.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other fiduciary or agency accounts managed by it, the Advisory Agreement provides that the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other accounts in order to obtain the best overall terms available with respect to common and preferred stocks and the best net price and execution with respect to other securities. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and other accounts involved. The Adviser has established allocation procedures designed to achieve these goals. In some instances, these procedures may adversely affect the size of the position obtainable for the Fund or the amount of the securities that are able to be sold for the Fund.

During the fiscal years ended January 31, 2003, 2004 and 2005, the Fund paid aggregate commissions of $17,058, $15,339 and $29,702, respectively.


                                    THE TRUST


The Trust, a Delaware business trust, is a non-diversified open-end management investment company, registered under the Investment Company Act. Under the terms of the Trust's Master Trust Agreement dated October 28, 1999 (the "Master Trust Agreement"), the Trustees of the Trust are ultimately responsible for the management of the Fund's business and affairs. The Fund represents a separate series of the Trust's shares of beneficial interest. There are no other series currently, but the Trust's Board of

Trustees is empowered to establish additional Funds at any time without shareholder approval. There are currently three classes of shares of the Fund:
Class A (which are not currently offered), Class K and Class Y. The Board of Trustees may establish additional classes at any time without shareholder approval. Each share purchased in compliance with the procedures established by the Trust will be fully paid and nonassessable.


Under the Master Trust Agreement, the Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.0001 per share, of the Fund. Shares issued by the Fund have no preemptive, conversion or subscription rights. Each share of the Fund has equal and exclusive rights to a proportionate share of dividends and distributions declared by the Fund and to the net assets of the Fund upon liquidation or dissolution, except such differences as are attributable to differential class expenses.

Shareholders are entitled to one vote for each dollar of net asset value held and a proportional fractional vote for any fractional dollar amount of net asset value held. Shareholders of the Fund or of a class of the Fund have the right to vote as a separate class with respect to matters as to which their interests are not identical to those of shareholders of other series of the Trust or other classes of the Fund, respectively.

The assets received by the Trust from the issue and sale of shares of the Fund, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are especially allocated to the Fund and constitute the underlying assets of the Fund. The underlying assets of the Fund are required to be segregated on the books of account and are to be charged with the expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to the Fund shall be allocated by or under the direction of the Trustees in such a manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the nature and the type of expense and the relative size of the Fund and any other series then in existence.

Each share of the Fund has equal dividend, redemption and liquidation rights with other shares of the Fund. Under the Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no annual shareholders meeting unless otherwise required by the Investment Company Act. Special meetings of shareholders may be called from time to time for purposes such as electing or removing Trustees, changing a fundamental policy or approving an investment advisory agreement.

The Board will be a self-perpetuating body until fewer than 50% of the Trustees serving as such are Trustees who were elected by shareholders. At that time, another meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement and the Investment Company Act, any Trustee may be removed by votes of two-thirds of the outstanding Trust shares, and holders of ten percent or more of the outstanding shares of the Trust can require the Trustees to call a meeting of shareholders for the purpose of the removal of one or more Trustees. Whenever ten or more shareholders of the Trust who have been such for at least six months, and who hold in the aggregate shares having a net asset value of at least $25,000 or which represent at least 1% of the outstanding shares, whichever is less, apply to the Trustees in writing stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting, and such application is accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five (5) business days after receipt of such application either (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication or form of request.

Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

                          CERTAIN FEDERAL INCOME TAXES

The following discussion and the related discussion in the prospectus have been prepared by the management for the Trust and do not purport to be a complete description of all tax implications of an investment in the Fund. Shareholders are advised to consult with their own tax advisors concerning the application of foreign, federal, state and local taxes to an investment in the Fund based upon their particular circumstances. Goodwin Procter LLP has expressed no opinion in respect thereof.

GENERAL. The Fund has qualified and intends to continue to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must meet the following requirements: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or those currencies; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, with respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Fund controls and which are determined under applicable regulations, to be engaged in the same, similar or related trades or business.

As a RIC, the Fund generally will not be subject to U.S. Federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any short-term capital gains over net long-term capital losses) for the taxable year is distributed. The Fund intends to distribute substantially all of such income.

The Fund will also be subject to a nondeductible 4% excise tax to the extent it fails to distribute, by the end of any calendar year, substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to declare and distribute dividends during each year sufficient to prevent imposition of the excise tax.

If the Fund fails to qualify for treatment as a RIC in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. If the Fund did not qualify for treatment as a RIC, shareholders would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

TAXATION OF CERTAIN MORTGAGE REITS. The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (REMICs). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a RIC, such as the Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by them with the same consequences as if these shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses and (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on some income. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a shareholder in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.


DISTRIBUTIONS. Distributions by the Fund, whether paid in cash or shares, to a U.S. shareholder generally will be taxable as dividends to the extent of the Fund's current or accumulated earnings and profits as determined for federal income tax purposes. To the extent that the Fund makes a distribution in excess of current and accumulated earnings and profits, the distribution will be treated first as a tax-free return of capital with respect to the shares, reducing the U.S. shareholder's tax basis in the shares, and the distribution in excess of the U.S. shareholder's tax basis in the shares will be taxable as gain from the sale of the shares. The rules that provide for taxation of "qualified dividend income" to individuals at net capital gain rates generally will not apply to dividends from the Fund. However, to the extent that the Fund itself has qualified dividend income for a taxable year, dividends from the Fund will be eligible for taxation at the net capital gain rate to individuals if the Fund properly designates such dividends as qualified dividend income. In addition, dividends paid to corporate investors generally will not be eligible for the dividends paid deduction. However, dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations (other than real estate investment trusts), may qualify for the dividends received deduction. Dividends paid by the Fund that are attributable to the Fund's investments in REITs generally will not qualify for the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by the Fund as capital gain dividends, generally are taxable to shareholders at the applicable long-term capital gains rate (or the rate for unrecaptured
Section 1250 capital gains, as applicable and designated by the Fund), whether paid in cash or in shares, regardless of how long the shareholder has held the Fund's shares, and they are not eligible for the dividends received deduction. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.


Dividends and other distributions declared by the Fund in, and payable to shareholders of record as of a date in, October, November or December of any year will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during January of the following calendar year. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

Investors also should be aware that if shares are purchased shortly before the record date for any distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable dividend or capital gain distribution.

DISPOSITION OF SHARES. Upon a redemption, sale or exchange of shares of the Fund, a shareholder generally will realize a taxable gain or loss that will be treated as a capital gain or loss if the shares are capital assets in the shareholder's hands and generally will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the disposal of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of the Fund's shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.


BACKUP WITHHOLDING. The Fund will be required to report to the Internal Revenue Service (the "IRS") all distributions and gross proceeds from the redemption of the Fund's shares, except in the case of certain exempt shareholders. All distributions and proceeds from the redemption of the Fund's shares will be subject to withholding of federal income tax at a percentage as set forth in applicable IRS rules and regulations

("backup withholding") in the case of non-exempt shareholders if the shareholder fails to furnish the Fund with a Form W-9 to certify (1) the shareholder's correct taxpayer identification number or social security number and certain other information and (2) that the shareholder is not subject to backup withholding because the IRS has not notified the shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS, or if the shareholder has been notified by the IRS that he or she is no longer subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.


OTHER TAXATION. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above.

                  PURCHASE, REDEMPTION AND PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE. As set forth in the Prospectus, the net asset value of the Fund will be determined as of the close of trading (typically 4 p.m. Eastern time) on each day the New York Stock Exchange (the "Exchange") is open for trading.


In connection with the determination of the Fund's net asset value, securities that are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter trade prices. Securities for which there were no transactions are valued at the average mean price. Options written or purchased by the Fund are valued at the last sales price if such last sales price is between the current bid and asked prices. Otherwise, options are valued at the mean between the current bid and asked prices. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by the Adviser. Any modification of the price of a debt security furnished by a pricing service will be made pursuant to procedures adopted by the Trust's Board of Trustees. Debt instruments maturing within 60 days are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures approved by the Trust's Board of Trustees.

Generally, trading in U.S. Government securities and certain cash equivalents and repurchase agreements is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in computing the net asset value of the shares of the Fund are determined as of such times. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they are determined and at the close of the Exchange, which will not be reflected in the computation of net asset value. If, during such periods, events occur which materially affect the value of such securities, the securities will be valued at their fair value as determined in good faith in accordance with procedures approved by the Trustees.

For purposes of determining the net asset value per share of the Fund, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and offer prices of such currencies against U.S. dollars furnished by a pricing service approved by the Trustees.

The Fund's net asset value per share will be calculated separately from the per share net asset value of the other funds of the Trust, if any. "Assets belonging to" the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, earnings, profits, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular series. The Fund will be charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust's funds. Subject to the provisions of the Trust's Master Trust Agreement, determinations by the Trustees as to the direct and allocable expenses, and the allocable portion of any general assets, with respect to the Fund are conclusive.


RETIREMENT ACCOUNTS. The Fund currently offers several retirement account options to shareholders, including: traditional IRA, "Rollover IRA", Roth IRA and SEP IRA. The shareholder's employer must establish a plan before the shareholder opens a SEP IRA account. The Fund is also available for investment by other retirement plans. Call 1-877-563-5327 for additional information.

A description of accounts currently offered, applicable service fees and certain limitations on account contributions and withdrawals, as well as application forms, are available from the transfer agent upon request at 1-877-563-5327. The IRA documents contain a disclosure statement that the IRS requires to be furnished to individuals who are adopting the IRA. Because a retirement program involves commitments covering future years, it is important that the investment objective of the Fund be consistent with the participant's retirement objectives. Premature withdrawals from a retirement account will result in adverse tax consequences. Consultation with a competent financial and tax advisor regarding the foregoing retirement accounts is recommended.

SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period by the Fund, under the following conditions authorized by the Investment Company Act: (1) for any period during which the Exchange is closed, other than customary weekend or holiday closings, or during which trading on the Exchange is restricted; (2) for any period during which an emergency exists as the result of which the disposal by the Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for the Fund to determine the fair value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

REDEMPTIONS IN KIND. It is possible that conditions may exist in the future which would, in the opinion of the Board of Trustees, make it undesirable for the Fund to pay for redemptions in cash. In such cases, the Board may authorize payment to be made in portfolio securities of the Fund. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities generally will incur brokerage costs when selling such securities. The Trust has filed an election on Form N-18F-1 with the SEC committing the Fund to pay in cash all requests for redemption by any Fund shareholder of record, limited in amount with respect to any such shareholder during any 90-day period, to the lesser of (a) $250,000 or
(b) 1% of the net asset value of the Fund at the beginning of such period. This election is irrevocable while Rule 18f-1 under the Investment Company Act is in effect unless the SEC by order upon application by the Trust permits the Trust to withdraw the election.

PERFORMANCE INFORMATION

The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The total returns of each class of shares of the Fund are affected by market conditions, the performance of the Fund's investments, and the allocation of expenses among classes. The annual report contains additional performance information and will be made available to investors upon request and without charge.

TOTAL RETURN INFORMATION. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

AVERAGE ANNUAL TOTAL RETURN (BEFORE TAXES)

To facilitate the comparability of historical performance data from one mutual fund to another, the SEC has developed guidelines for the calculation of average annual total return. The average annual total return for the Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's shares on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. This calculation can be expressed as follows:

      P(1 + T)n = ERV

Where:      P =     hypothetical initial payment of $1,000.

            T =     average annual total return.

            n = period covered by the computation, expressed in terms of years.

          ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS). The Fund may also advertise average annual total return (after taxes on distributions). Average annual total return (after taxes on distributions) is determined by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending value, according to the following formula:
                                 P(1+T)n = ATVD

Where:         P =   a hypothetical initial payment of $1,000.

               T =   average annual total return (after taxes on distributions).

               n =   number of years.

            ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the designated period at the end of that period, after taxes on fund distributions but not after taxes on redemption.

The calculation of average annual total return (after taxes on distributions) assumes that any charges are deducted from the initial $1,000 payment and that all distributions by the Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period. Taxes due on any distributions by the Fund are calculated by applying the tax rates discussed below to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date, e.g. the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, such as tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.

The tax rate used in calculating average annual return (after taxes on distributions) is the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short- term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phase-outs of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS). The Fund may also advertise average annual total return (after taxes on distributions and redemption). Average annual total return (after taxes on distributions and redemption) is determined by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending value, according to the following formula:


                                 P(1+T)n = ATVDR

Where:      P =      a hypothetical initial payment of $1,000.

            T = average annual total return (after taxes on distributions and redemption).

            n =      number of years.

        ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the periods at the end of the periods (or fractional portion), after taxes on fund distributions and redemption.

The calculation of average annual total return (after taxes on distributions and redemption) assumes that any charges are deducted from the initial $1,000 payment and that all distributions by the Fund, less the taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period. Taxes due on any distributions by the Fund are calculated by applying the tax rates discussed below to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date, e.g. the calculation assumes no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, such as tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.

The tax rate used in calculating average annual return (after taxes on distributions and redemption) is the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The calculation disregards any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phase-outs of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

The ending value used in calculating average annual return (after taxes on distribution and redemption) is determined by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds. The basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distribution is separately tracked. The distribution net of taxes assumed paid from the distribution is included in determining the basis for a reinvested distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions.

The capital gain taxes (or the benefit resulting from tax losses) used in calculating average annual return (after taxes on distribution and redemption) are determined using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The calculation assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.



CUMULATIVE TOTAL RETURN. Cumulative total return is the aggregate change in value of a hypothetical investment of $1,000 over a particular time period. Cumulative total return is calculated as follows:

      ERV - P  =  Cumulative Total Return
      -------
         P

Where:      P  =  hypothetical initial payment of $1,000.

          ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

SEC 30-DAY YIELD. The Fund calculates its 30-day (or one month) yield in accordance with the method prescribed by the SEC for mutual funds:

            Yield =2[( a-b +1)6 -1]
                       ---
                       cd

Where:


      a   =   Dividends and interest earned during the period.
      b   =   expenses accrued for the period (net of reimbursements).
      c   =   average daily number of shares outstanding during the period entitled to receive dividends.

      d   =   net asset value per share on the last day of the period.

The Fund's performance figures for each class will be based upon historical results and will not necessarily be indicative of future performance. The Fund's returns and net asset value will fluctuate and the net asset value of shares when sold may be more or less than their original cost. Any additional fees charged by a dealer or other financial services firm would reduce the Fund's returns.

                                  MISCELLANEOUS

The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act with respect to the securities offered by the Fund's Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information, pursuant to the rules and regulations of the Commission. The Registration Statement including the exhibits filed therewith may be examined at the office of the Commission in Washington, D.C.

Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.





                              FINANCIAL STATEMENTS


The following portions of the Fund's Annual Report dated January 31, 2005 are incorporated herein by reference:

      1. Schedules of Investments as of January 31, 2005
      2. Statement of Assets and Liabilities as of January 31, 2005
      3. Statement of Operations for the Year Ended January 31, 2005
      4. Statement of Changes in Net Assets for the Year Ended January 31, 2005

      5. Financial Highlights
      6. Notes to Financial Statements

      7. Report of Independent Registered Public Accounting Firm

                                     PART C
                                OTHER INFORMATION


ITEM 23. EXHIBITS
         --------

EXHIBIT NO.       EXHIBIT
-----------       -------

   (a-1)          Master Trust Agreement of Lend Lease Funds dated October
                  28, 1999*

   (a-2)          Amendment No. 1 to Master Trust Agreement**

   (a-3)          Amendment No. 2 to Master Trust Agreement ******

   (a-4)          Amendment No. 3 to Master Trust Agreement  (filed herewith)

   (a-5)          Amendment No. 4 to Master Trust Agreement  (filed herewith)

   (b)            Registrant's By-Laws*

   (c)            Sections 4.2(d), 4.2(e), 4.2(f), 4.2(j), 4.2(k), 4.2(m), 4.6,
                  4.7, 6.3, 6.6, 7.1, 7.2, and 7.3 and Article V of the Master Trust Agreement are incorporated herein by reference.

   (d) Advisory Agreement between Adelante Capital Management LLC and Lend Lease Funds+

   (e-1) Distribution Agreement between Lend Lease Funds and Sunstone Distribution Services, LLC**

   (e-2)          Form of Dealer Agreement**

   (e-3)          Inbound Call Management and Fulfillment Services Agreement***

   (e-4) Amended Schedule A to the Inbound Call Management and Fulfillment Services Agreement****

   (e-5) Amended Schedules A and B to the Distribution Agreement between Lend Lease Funds and Sunstone Distribution Services, LLC****

   (f)            None

   (g-1) Form of Custodian Agreement between UMB Bank, n.a. and Lend Lease Funds****

   (g-2) Form of Foreign Custody Manager Delegation Agreement with Brown Brothers Harriman & Co., Inc.****

   (h-1) Administration and Fund Accounting Agreement between Lend Lease Funds and Sunstone Financial Group, Inc.***

   (h-2) Transfer Agency Agreement between Lend Lease Funds and Sunstone Financial Group, Inc.***

   (h-3) Amended Schedules A and C to the Administration and Fund Accounting Agreement between Lend Lease Funds and Sunstone Financial Group, Inc.****

   (h-4) Amended Schedule A to the Transfer Agency Agreement between Lend Lease Funds and Sunstone Financial Group, Inc.****

   (h-5) Expense Undertaking by the Adviser With Respect to the Trust (filed herewith)

   (h-6)          Supplementary Expense Undertaking (filed herewith)

   (i)            Opinion of Goodwin, Procter & Hoar LLP**

   (j)            Consent of Independent Registered Public Accounting Firm
                  (filed herewith)

   (k)            None

   (l)            Initial Capital Agreement**

   (m-1)          Class A shares Plan of Distribution**

   (m-2)          Class K shares Plan of Distribution**

   (m-3)          Form of Shareholder Servicing Agreement**

   (n)            Rule 18f-3 Plan****

   (o)            Reserved

   (p-1)          Registrant's Code of  Ethics, as amended January 31, 2005+

   (p-2)          Code of Ethics of Adelante Capital Management LLC+

   (q-1)          Powers of Attorney*****

   (q-2)          Power of Attorney of Scott A. MacKillop*****

* Incorporated by reference to the Registrant's Registration Statement on Form N-1A (Securities Act File No. 333-90085; Investment Company Act File No. 811-09679) filed via EDGAR on November 1, 1999.

** Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (Securities Act File No. 333-90085; Investment Company Act File No. 811-09679) filed via EDGAR on February 16, 2000.

*** Incorporated by reference to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (Securities Act File No. 333-90085; Investment Company Act File No. 811-09679) filed via EDGAR on July 14, 2000.

**** Incorporated by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A (Securities Act File No. 333-90085; Investment Company Act File No. 811-09679) filed via EDGAR on December 15, 2000.

***** Incorporated by reference to Post-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A (Securities Act File No. 333-90085; Investment Company Act File No. 811-09679) filed via EDGAR on May 31, 2001.

****** Incorporated by reference to Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A (Securities Act File No. 333-90085; Investment Company Act File No. 811-09679) filed via EDGAR on May 31, 2002.

+ Incorporated  by  reference  to   Post-Effective   Amendment  No.  7  to  the
Registrant's Registration Statement on Form N-1A (Securities Act File No. 333-90085; Investment Company Act File No. 811-09679) filed via EDGAR on March 29, 2005.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
         -------------------------------------------------------------

None.

ITEM 25. INDEMNIFICATION
         ---------------
Article VI of the Registrant's Master Trust Agreement provides that, to the fullest extent permitted by law, the Trust shall indemnify (from the assets of the Sub-Trust or Sub-Trusts in question) each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, expect with respect to matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (such conduct referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Covered Person was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments in compromise or as fines or penalties), may be paid from time to time from funds attributable to the Sub-Trust in question in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Sub-Trust in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts, (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
         ----------------------------------------------------

Information regarding the business and other connections of Adelante Capital Management LLC (formerly Lend Lease Rosen Real Estate Securities LLC) are set forth in its Uniform Application for Investment Adviser Registration ("Form ADV") as currently filed with the SEC (SEC File Number 801-48599), which information is incorporated by reference herein.


ITEM 27. PRINCIPAL UNDERWRITERS
         ----------------------

  (a) UMB Distribution Services, LLC currently serves as the distributor of the shares of The Marsico Investment Fund, Green Century Funds, Columbus Funds, Inc., Lotsoff Capital Management Equity Trust, SPARX Funds Trust and UMB Scout Funds.

  (b) The principal business address of UMB Distribution Services, LLC, the Registrant's distributor, is 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233-2301. To the best of the Registrant's knowledge, the following are the members and officers of UMB Distribution Services, LLC:

--------------------------------------------------------------------------------
           NAME               POSITIONS AND OFFICES      POSITIONS AND OFFICES
                                 WITH UNDERWRITER           WITH REGISTRANT
--------------------------------------------------------------------------------
Peter Hammond                       President                     None
--------------------------------------------------------------------------------
Christine L. Mortensen              Treasurer                     None
--------------------------------------------------------------------------------
Constance Dye Shannon               Secretary                     None
--------------------------------------------------------------------------------

   (c)  None

ITEM 28.     LOCATION OF ACCOUNTS AND RECORDS
             --------------------------------

All accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act and the rules promulgated thereunder are in the possession of the Registrant, located at 1995 University Avenue, Suite 225, Berkeley, California 94704, other than records held and maintained by (i) UMB Bank, n.a., the custodian for Adelante U.S. Real Estate Securities Fund (formerly Lend Lease U.S. Real Estate Securities Fund), located at 1010 Grand Boulevard, Kansas City, Missouri 64141; and (ii) UMB Fund Services, Inc., the Registrant's administrator and fund accountant, transfer agent, and dividend-paying agent, and UMB Distribution Services, LLC, the Registrant's distributor, each of which is located at 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233-2301.

ITEM 29. MANAGEMENT SERVICES
         -------------------

All management-related service contracts entered into by the Registrant are discussed in Parts A and B of this Registration Statement.

ITEM 30. UNDERTAKINGS
         ------------

None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) of the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Berkeley and State of California, on the 27th day of May 2005.

                                    ADELANTE FUNDS


                                    BY: /s/ Mark A. Hoopes
                                        ---------------------------------------
                                        Mark A. Hoopes
                                        Vice President


Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         Signature                         Title                       Date

/s/ William J. Klipp*                     Trustee                May 27, 2005
------------------------
William J. Klipp

/s/ Scott A. MacKillop*                   Trustee                May 27, 2005
------------------------
Scott A. MacKillop

/s/ Kevin Malone*                         Trustee                May 27, 2005
------------------------
Kevin Malone

/s/ Michael A. Torres*               Trustee, President          May 27, 2005
------------------------
Michael A. Torres

/s/ Mark A. Hoopes               Vice President, Treasurer       May 28, 2005
------------------------
Mark A. Hoopes



/s/ Mark A. Hoopes
------------------------
*By Mark A. Hoopes pursuant to Power of Attorney.